ASSET PURCHASE AGREEMENT



     Agreement made as of the 8th day of April, 1999 by and among Unidigital Inc., a Delaware corporation with its principal office at 229 West 28th Street, New York, New York 10001 ("UNIDIGITAL"), its wholly owned subsidiary, Unison
(NY), Inc., a Delaware corporation with its principal office at c/o Unidigital Inc., 229 West 28th Street, New York, New York (the "BUYER"), Progress Graphics, Inc., a New Jersey corporation with its principal office at 418 Summit Avenue, Jersey City, New Jersey 07306 (the "SELLER"), and Mario DeVita, the holder of all the issued and outstanding capital stock of the Seller (the "SHAREHOLDER"). The Seller and the Shareholder are sometimes collectively referred to herein as the "SELLING PARTIES."

                              Preliminary Statement
                              ---------------------

     The Seller is engaged principally in the business of printing and graphic arts services (the "BUSINESS"). The Buyer desires to purchase, and the Seller desires to sell, certain of the assets and the Business of the Seller, for the consideration set forth below and the assumption of certain of the Seller's liabilities set forth below, subject to the terms and conditions of this Agreement.

     NOW, THEREFORE, in consideration of the mutual promises hereinafter set forth and other good and valuable consideration, the receipt of which is hereby acknowledged, the parties hereby agree as follows:

     1.    Sale and Delivery of the Assets
           -------------------------------

     1.1   Delivery of the Assets.
           ----------------------

           (a) Subject to and upon the terms and conditions of this Agreement, except as specifically provided in Section 1.1(b) hereof, at the closing of the transactions contemplated by this Agreement (the "CLOSING"), the Seller shall sell, transfer, convey, assign and deliver to the Buyer, and the Buyer shall purchase from the Seller, free and clear of all liens, liabilities, security interests, leasehold interests and encumbrances of any nature whatsoever (except as otherwise expressly provided herein), all of the properties, assets and other claims, rights and interests of the Seller or which are used in the Business of whatever kind, character or description, whether real, personal or mixed, tangible or intangible, wherever situated, including without limitation:

               (i) all inventories of raw materials, work in process, goods in transit (i.e., inventories purchased by, but not delivered to, the Seller), finished goods, office supplies, maintenance supplies, packaging materials, spare parts and similar items (collectively, the "INVENTORY");

               (ii) all accounts receivable and notes receivable (including any security held by the Seller for the payment thereof) (collectively, the "ACCOUNTS RECEIVABLE");

               (iii)   those prepaid expenses set forth in Schedule 1.1(a)(iii);
                                                           --------------------

               (iv) all rights under the contracts, agreements, leases, licenses, purchase orders, customer sales agreements and other instruments set forth on Schedule 2.9(b) and Schedule 2.13(a) attached hereto (collectively, the
         ---------------     ----------------
"CONTRACT RIGHTS");

               (v) all customer payment records; accounts; customer lists; production records; technical, manufacturing and procedural manuals; employment and personnel records; and other useful business records, including electronic media, and any confidential or other information which has been reduced to writing, utilized in the conduct of or relating to the Business or the Assets (as hereinafter defined), subject to the Seller's right to retain copies thereof which the Seller reasonably requires for its ongoing operation, winding-up or dissolution;

               (vi) all rights of the Seller under express or implied warranties from the suppliers of the Assets to the extent transferable (but excluding such rights insofar as the same pertain to liabilities retained by the Seller hereunder);

               (vii)   the  motor  vehicles and  other  rolling stock  listed on
Schedule 1.1(a)(vii);
--------------------

               (viii) all of the machinery, equipment, tools, dies, tooling, production fixtures, maintenance machinery and equipment, computers, telecommunication systems, fittings and other office equipment, furniture, leasehold improvements and construction in progress on the date hereof whether or not reflected as capital assets in the accounting records of the Seller which are owned by the Seller and used or useful in the Business including but not limited to all of the foregoing located at the locations set forth on Schedule
                                                                        --------
1.1(a)(viii) (collectively, the "FIXED ASSETS");
------------

               (ix) all right, title and interest of the Seller in and to all intangible property rights relating to the Business, including but not limited to inventions, discoveries, trade secrets, processes, formulas, know-how, United States and foreign patents, patent applications, trade names, including but not limited to the name "Progress Graphics, Inc." or any derivation thereof and those names listed on Schedule 2.20 attached hereto, trademarks, trademark
                       --------------
registrations, applications for trademark registrations, copyrights, copyright registrations, certification marks, industrial designs, technical expertise, research data and other similar property and the registrations and applications for registration thereof owned by the Seller or, where not owned, used by the Seller in the Business and all goodwill associated therewith and all licenses and other agreements to which the Seller is a party (as licensor or licensee) or by which the Seller is bound relating to any of the foregoing kinds of property or rights to any "know-how" or disclosure or use of ideas (collectively, the "INTANGIBLE PROPERTY");

               (x)     all       transferable     approvals,     authorizations,
certifications, consents, variances, permissions, licenses and permits to or from, or filings, notices or recordings to or with, federal, state, foreign, and local governmental authorities as held or effected by the Seller in connection with the Assets;

               (xi) all of the Seller's goodwill and the exclusive right to use the names of the Seller as all or part of a corporate name;

               (xii) except as specifically provided in Section 1.1(b) hereof, all other assets, properties, claims, rights and interests of the Seller which relate to the Business and exist on the date hereof, of every kind and nature and description, whether tangible or intangible, real, personal or mixed;

               (xiii)  all bank accounts of the Business; and

               (xiv)   cash or cash equivalents ("CASH").

           (b) Notwithstanding the provisions of Section 1.1(a) above, the assets to be transferred to the Buyer under this Agreement shall not include (i) any of Seller's rights or consideration under this Agreement, or (ii) any refunds of federal, state, foreign or local income or other tax paid by the Seller, or (iii) any insurance policies currently held by the Seller and related premium agreements for general liability, product liability and workers compensation insurance for periods prior to the date hereof, or (iv) any real estate owned by the Selling Parties or any of their respective affiliates, and any improvements made to such real estate, or (v) those assets listed on
Schedule 1.1(b) attached hereto (collectively, the "EXCLUDED ASSETS").
---------------

           (c) The Inventory, Accounts Receivable, Contract Rights, Fixed Assets, Intangible Property, Cash and other properties, assets and business of the Seller described in Section 1.1(a) above, other than the Excluded Assets, shall be referred to collectively as the "ASSETS."

     1.2   Further Assurances.
           ------------------

           (a) At the Closing, the Seller shall execute and deliver a Bill of Sale (the "BILL OF SALE") substantially in the form attached hereto as Exhibit A
                                                                       ---------
and the assignments described in Sections 7.12(b) and (c) hereof. At any time and from time to time after the Closing, at the Buyer's request and without further consideration, the Selling Parties (or their successors) promptly shall execute and deliver such assignments of leases and other instruments of sale, transfer, conveyance, assignment and confirmation, and take such other action, as the Buyer may reasonably request to more effectively transfer, convey and assign to the Buyer, and to confirm the Buyer's title to, all of the Assets and the Business, to put the Buyer in actual possession and operating control thereof, to assist Buyer in exercising all rights with respect thereto and to carry out the purpose and intent of this Agreement.

           (b) The Selling Parties and the Buyer each will use its best efforts to obtain as promptly as possible written consents to the transfer, assignment or sublicense to the Buyer of all agreements, commitments, purchase orders, contracts, licenses, leases, rights and other contract documents being transferred pursuant to Section 1.1(a) hereof where the approval or other consent of any other person is required. If any such approval or consent cannot be obtained, or if the parties hereafter agree in writing that it is not in their respective best interests to obtain any such approval or other consent, the Selling Parties will cooperate with the Buyer in any reasonable arrangement designed to provide the Buyer with substantially the same benefits as if such approval or other consent had been obtained and the transfer effected on or before the date hereof.

     1.3   Assumption of Liabilities.
           -------------------------

           (a)  At the  Closing,  the  Buyer   shall  execute  and   deliver  an
Instrument of Assumption of Liabilities (the "ASSUMPTION AGREEMENT") substantially in the form attached hereto as Exhibit B, pursuant to which it
                                                ---------
shall assume and agree to (i) perform, pay and discharge, in accordance with their respective terms, all those liabilities and obligations set forth on
Schedule  1.3(a)  attached  hereto which were incurred in the ordinary course of
----------------
business of the Business and are outstanding on the date hereof, not to exceed the sum set forth on Schedule 1.3(a) unless otherwise agreed by the Buyer (the
                     ---------------
obligations set forth in (i) are collectively, the "ASSUMED CURRENT LIABILITIES"); (ii) perform in accordance with their terms those obligations outstanding on the date hereof under the Contract Rights; and (iii) perform in accordance with their terms those liabilities arising after the date hereof from any agreement, contract, commitment or other contract documents which the Buyer has requested be transferred to it pursuant to Section 1.1(a) but which has not been so transferred due to the failure of the Seller to obtain the consent or approval required for such transfer, provided that the Buyer has received substantially the same benefit of such contract as if such consent or approval had been obtained (the obligations set forth in (i), (ii) and (iii) are, collectively, the "ASSUMED LIABILITIES").

           (b) Except as otherwise provided herein, the Buyer shall not assume any of the liabilities of the Selling Parties and shall purchase the Assets free and clear of all liens, mortgages, security interests, encumbrances and claims and the Selling Parties each represent, warrant and agree that the Buyer shall not be or become liable for any claims, demands, liabilities or obligations not expressly assumed in this Agreement of any kind whatsoever arising out of or relating to the conduct of the Business by Seller or the Assets or Assumed Liabilities prior to the date hereof. Without limiting the foregoing, the Buyer shall not at the Closing assume or agree to perform, pay or discharge, and the Selling Parties shall remain unconditionally liable for, all obligations, liabilities and commitments, fixed or contingent, of the Selling Parties other than the Assumed Liabilities, including but not limited to:

               (i) severance, termination or other payments or benefits (including, but not limited to, post-retirement benefits) including, but not limited to, those owing under the Seller's severance policy, any employment agreement to any employees (union or non-union) or any collective bargaining agreement with any employees (including, but not limited to the Seller's collective bargaining agreement with the Amalgamated Lithographers of America (the "COLLECTIVE BARGAINING AGREEMENT")), sales agents or independent contractors employed by the Seller prior to the Closing (collectively, "SELLER'S EMPLOYEES"), liabilities arising under any federal, state, local or foreign "plant closing law", liabilities accruing under the Seller's employee benefit plans, vacation pay plans or programs, retirement plans, and liabilities for any Employee Plan (as defined in

Section 2.21 except those liabilities to Seller's Employees who become employees of the Buyer after the Closing relating solely to and arising solely out of their term of employment with the Buyer);

               (ii) worker's compensation claims arising from events prior to the Closing;

               (iii) profit sharing, stock option or other stock-based awards made to Seller's Employees;

               (iv) liabilities for any federal, state, local or foreign income taxes (including interest, penalties and additions to such taxes) or any deferred income taxes of the Selling Parties;

               (v) liabilities for any payroll taxes (including interest, penalties and additions to such taxes), except those liabilities to Seller's Employees who become employees of the Buyer after the Closing relating solely to and arising solely out of their term of employment with the Buyer;

               (vi)    liabilities  incurred  for  violations  of   occupational
safety, wage, health, welfare, employee benefit or environmental laws or regulations prior to the date hereof;

               (vii)   liabilities to the extent related to the Excluded Assets;

               (viii) any tax (including but not limited to any federal, state, local or foreign income, franchise, single business, value added, excise, customs, intangible, sales, transfer, recording, documentary or other tax) imposed upon, or incurred by, the Selling Parties, if any, in connection with or related to this Agreement or the transactions contemplated hereby (including interest, penalties and additions to such taxes);

               (ix) liabilities for any commercial rent taxes to the extent accrued but not paid prior to the date hereof;

               (x) other than the Assumed Liabilities, any liabilities of the Seller to third parties arising out of the failure of the Seller to obtain any necessary consents to the assignment to the Buyer of contracts or leases to which the Seller is a party (including damages asserted by third parties for breach of such contracts or leases due to the failure to obtain such consents);

               (xi) liabilities, contingent or otherwise, which are not disclosed on Schedule 1.3(a);
             ---------------

               (xii) liabilities for borrowed money or liabilities, other than the Assumed Liabilities, to creditors of the Selling Parties;

               (xiii) liabilities of the Seller for any state franchise taxes or annual license or other fees relating to qualification as a foreign corporation or authorization to do business in such states (including interest, penalties and additions to such taxes and fees); and

               (xiv) any other liabilities of any kind or nature whether now in existence or arising hereafter not expressly assumed by the Buyer under
Section 1.3(a) hereof.

     1.4   Purchase   Price  and  Consideration  for   Consulting   Duties   and
           ---------------------------------------------------------------------
Restrictive Covenants.
---------------------

           (a) The purchase price for the Assets shall be the assumption by the Buyer of the Assumed Liabilities. The consideration for the undertaking by the Shareholder as a consultant to the Buyer under Section 9.10 and the restrictive covenants under Section 9.3 shall be (i) 86,059 shares ($500,000) of common stock, par value $0.01 per share, of Unidigital ("COMMON STOCK"), and (ii) certain additional post-closing payments in the event certain performance goals of the Business are achieved.

           (b) The Buyer shall pay to the Shareholder on or before June 30, 1999 an amount equal to all funds or credits advanced to the Seller by the Shareholder during the month of April 1999 ("SELLING SHAREHOLDER ADVANCE" and "ADVANCE REPAYMENT") which Selling Shareholder Advance shall be evidenced by copies of checks or other appropriate writing in the books and records of the Seller. The Advance Repayment shall be evidenced by a promissory note of the Buyer, substantially in the form attached hereto as Exhibit C (the "NOTE"), to
                                                     ---------
be executed and delivered within five (5) business days of submission of the evidence of the Selling Shareholder Advance being delivered to the Buyer.

           (c) In addition to the foregoing, in the event revenues of the Business (the "REVENUES") for any of the twelve-month periods ending on the first, second and third anniversaries of the Closing Date exceed Three Million Dollars ($3,000,000) (the "REVENUE TARGET"), the Shareholder shall be entitled to five percent (5%) of any amounts in excess such twelve-month period. Such amounts, if any, shall be payable to the Shareholder no later than sixty (60) days after the completion of each such twelve-month period and shall be payable in cash, Common Stock or some combination thereof, at the sole discretion of the Buyer. If such amounts are paid in Common Stock, the Buyer shall deliver to the Seller that number of shares of Common Stock which shall be computed by dividing
(i) the amount to be paid in Common Stock under this Section 1.4(c) by (ii) the average closing price of the Common Stock for the 52-week period immediately preceding the first, second or third anniversary of the Closing Date, as applicable.

           (d) In the event of a dispute regarding the amount of the Revenues, the Seller shall notify the Buyer in writing (the "DISPUTE NOTICE") within twenty (20) calendar days after notice of the Revenues has been delivered to the Seller setting forth the amount, nature and basis of the dispute.

     Within the following thirty (30) days, the parties shall use their best efforts to resolve such dispute. Upon their failure to do so, the dispute shall be submitted for arbitration as follows:

               (i) The arbitrator shall be a "Big Five" public accounting firm located in the City of New York, State of New York (other than Ernst & Young LLP), unless both parties agree on the selection of another arbitrator. In the event the selected arbitrator declines or is unable to serve for any reason, the parties shall select another arbitrator. Upon their failure to agree on another arbitrator, the jurisdiction of the Supreme Court of the State of New York shall be invoked to make such selection.

               (ii) The arbitrator shall follow the Commercial Arbitration Rules of the American Arbitration Association, except as otherwise provided herein. The arbitrator shall substantially comply with the rules of evidence; shall grant essential but limited discovery; shall provide for the exchange of witness lists and exhibit copies; shall conduct a pretrial and consider dispositive motions. Each party shall have the right to request the arbitrator to make findings of specific factual issues.

     The arbitrator shall complete its proceedings and render its decision within forty (40) days after submission of the dispute to it, unless both parties agree to an extension. Each party shall cooperate with the arbitrator to comply with procedural time requirements and the failure of either to do so shall entitle the arbitrator to extend the arbitration proceedings accordingly and to impose sanctions on the party responsible for the delay, payable to the other party.

     In the event the arbitrator does not fulfill its responsibilities on a timely basis, either party shall have the right to require a replacement and the appointment of a new arbitrator.

               (iii) The decision of the arbitrator shall be final and binding upon the parties and accordingly a judgment by a court of competent jurisdiction may be entered in accordance therewith.

     1.5   The Closing. The Closing  shall  take  place  at  the offices of  the
           -----------
Seller located at 418 Summit Avenue, Jersey City, New Jersey (or at such other place as the parties may agree in writing) on April 8, 1999 or such other date mutually designated by Seller and Buyer. The date on which the Closing is held is referred to in this Agreement as the "CLOSING DATE." At the Closing, the parties shall make the closing deliveries referred to in Sections 7.12 and 8.6.

      1.6  Allocation of Purchase  Price.  The aggregate amount  of the Purchase
           -----------------------------
Price shall, for tax purposes only, be allocated among the Assets and Assumed Liabilities substantially in accordance with the amounts set forth on Schedule
                                                                        --------
1.6. The Seller and the Buyer agree that they will not take any  position  which
---
is materially inconsistent with the allocations provided for in this Agreement in preparing income, capital or franchise tax returns.

     2.    Representations of the Selling Parties
           --------------------------------------

           The representations and warranties made by the Selling Parties herein or in any instrument or document furnished in connection herewith shall survive the Closing until (and including) the fifth anniversary of the date hereof. The representations and warranties in this Section 2 or in any document delivered to the Buyer pursuant to this Agreement are deemed to be material and the Buyer is entering into this Agreement relying on such representations and warranties. The Selling Parties, jointly and severally, represent and warrant to the Buyer as follows (it being understood that all references in this Section 2 to the Seller shall be deemed to include any of Seller's subsidiaries, unless the context otherwise requires):

     2.1   Organization.  The  Seller is a corporation  duly organized,  validly
           ------------
existing and in good standing under the laws of the state of its incorporation, and has all requisite power and authority (corporate and other) to own its properties, to carry on its business as now being conducted, to execute and deliver this Agreement and the agreements contemplated herein, and to consummate the transactions contemplated hereby. Schedule 2.1 sets forth the authorized and
                                      ------------
outstanding capital stock of the Seller as well as the record and beneficial owners thereof. Except as set forth on Schedule 2.1, the Seller does not own or
                                        ------------
control or participate in, directly or indirectly, any corporation, partnership, association or business entity. The Seller is duly qualified to do business and in good standing in all jurisdictions in which its ownership of property or the character of its business requires such qualification. Schedule 2.1 contains a
                                                         ------------
true, correct and complete list of all of the jurisdictions in which the ownership of the property used in the Business or the nature of the Business requires qualification.

     2.2   Authorization.  The execution and delivery of this Agreement (and all
           -------------
other agreements provided for herein) by the Seller, and the consummation by the Seller of all transactions contemplated hereby, has been duly authorized by all requisite corporate and shareholder action. This Agreement and all such other agreements and obligations entered into and undertaken in connection with the transactions contemplated hereby to which the Seller is a party constitutes the valid and legally binding obligations of the Seller, enforceable against it, in accordance with their respective terms except as such enforceability may be limited by bankruptcy, insolvency, reorganization or similar laws affecting creditors' rights generally. The execution, delivery and performance by the Seller of this Agreement and the agreements provided for herein, and the consummation by the Buyer of the transactions contemplated hereby and thereby, will not, with or without the giving of notice or the passage of time or both,
(a) violate the provisions of any law, rule or regulation applicable to the Seller; (b) violate the provisions of the Certificate of Incorporation or Bylaws of the Seller; (c) violate any judgment, decree, order or award of any court, governmental body or arbitrator; or (d) conflict with or result in the breach or termination of any term or provision of, or constitute a default under, or cause any acceleration under, or cause the creation of any lien, charge or encumbrance upon the properties or assets of the Seller pursuant to, any indenture, mortgage, deed of trust or other instrument or agreement to which any of them is a party or by which any of them or any of their properties is or may be bound, other than with respect to obligations of Seller which will be discharged at or prior to Closing. Schedule 2.2 attached hereto sets forth a true, correct and
                   ------------
complete list of all consents,
approvals,   permissions,   licenses,   authorizations  and  other  requirements
prescribed by law, rule, regulation or by contract in connection with the consummation by the Seller of the transactions contemplated by this Agreement. Except as indicated on Schedule 2.2, all such items have been or will be, prior
                       -------------
to the date hereof, obtained and satisfied.

     2.3   Ownership of the Assets. Except as set forth on Schedule 2.3 attached
           -----------------------                         ------------
hereto, there are no claims, liabilities, liens, pledges, charges, encumbrances and/or equities of any kind affecting the Assets (collectively, the "ENCUMBRANCES"). Except as set forth on Schedule 2.3, the Seller is the true and
                                        ------------
lawful owner of the Assets, and has the right to sell and transfer to the Buyer good and marketable title to all Assets, which are free and clear of all Encumbrances. Except as set forth on Schedule 2.3, the delivery to the Buyer of
                                      ------------
the instruments of transfer of ownership contemplated by this Agreement will vest good and marketable title to all Assets in the Buyer, free and clear of all liens, mortgages, pledges, security interests, restrictions, prior assignments, encumbrances and claims of any kind or nature whatsoever. The Assets to be conveyed to the Buyer hereunder constitute all properties, assets, rights and claims which are necessary to or used in the conduct of the Business as currently conducted by the Seller.

     2.4   Financial Statements.
           --------------------

           (a) The Seller has previously delivered to the Buyer its unaudited balance sheets as of December 31, 1996, 1997 and 1998, and the related statements of operations, shareholders' equity and changes in financial position of the Seller for the fiscal years then ended, and its unaudited balance sheet as of March 31, 1999, and the related statements of operations, shareholders' equity and changes in the financial position of the Seller for the three months then ended (collectively, "FINANCIAL STATEMENTS"). The Financial Statements have been prepared consistently with the past accounting practices of the Seller.

           (b) The Financial Statements are accurate and complete in all material respects, and fairly present, as of their respective dates, the financial condition, retained earnings (deficit), assets and liabilities of the Seller and the results of operations of the Seller's business for the periods indicated.

     2.5   Litigation.  Except as set forth on Schedule 2.5, the Seller is not a
           ----------                          ------------
party to, or to the Selling Parties' best knowledge threatened with, and none of the Assets are subject to, any litigation, suit, action, investigation (to the best of the Selling Parties' knowledge), grievance, arbitration, proceeding, or controversy or claim before any court, administrative agency or other governmental authority relating to or affecting the Assets or the business, properties, condition (financial or otherwise) or prospects of the Business. The Seller is not in violation of or in default with respect to any judgment, order, award, writ, injunction, decree or rule of any court, governmental department, commission, agency, instrumentality, arbitrator, administrative agency or governmental authority or any regulation of any administrative agency or governmental authority, where such violation or default would have a material adverse effect upon the Assets, the business, properties, condition (financial or otherwise) or prospects of the Business or the consummation of the transactions contemplated hereby (a "MATERIAL ADVERSE EFFECT"). The Seller has not received notice of any product liability claim, warranty claim or other claim whatsoever which, if decided adversely, would have a Material Adverse Effect.

     2.6   Insurance.  Schedule 2.6 sets forth a true, correct and complete list
           ---------   ------------
of all fire, theft, casualty, general liability, workers compensation, business interruption, environmental impairment, product liability, automobile and other insurance policies insuring the Assets or business of the Business and of all life insurance policies maintained for any employees of the Business, specifying the type of coverage, the amount of coverage, the premium, the insurer and the expiration date of each such policy (collectively, the "INSURANCE POLICIES") and all claims made under such Insurance Policies since January 1, 1996. True, correct and complete copies of all of the Insurance Policies have been previously delivered by the Seller to the Buyer. The Insurance Policies are in full force and effect and, to the best knowledge of the Seller, are in amounts and of a nature which are adequate and customary for the business of the Business. Except as set forth on Schedule 2.6, all premiums due on the Insurance
                                 ------------
Policies or renewals thereof have been paid and there is no default under any of the Insurance Policies, except where such default would result in a Material Adverse Effect. Except as set forth on Schedule 2.6, the Seller has not received
                                       ------------
any notice or other communication from any issuer of the Insurance Policies canceling or materially amending any of the Insurance Policies, materially increasing any deductibles or retained amounts thereunder, or materially increasing the annual or other premiums payable thereunder, and, to the best knowledge of the Selling Parties, no such cancellation, amendment or increase of deductibles, retainers or premiums is threatened.

     2.7   Inventory.  Schedule 2.7 sets forth a true, correct and complete list
           ---------   ------------
of the Inventory as of the date hereof, including a description and valuation thereof. The Seller shall use commercially reasonable efforts to insure that at the Closing, the Inventory will consist of items of a quality and quantity which are usable or saleable ("Usable Inventory"), without discount and at values at least equal to the values indicated on the latest balance sheet included in the Financial Statements, in the ordinary course of business, except as otherwise reserved or provided for in accordance with the procedures set forth on Schedule
                                                                        --------
2.7,  conducted by and within the normal operating cycle of the Business.  In no
---
event shall the Buyer be required to pay for Inventory which is not Usable Inventory.

     2.8   Fixed Assets.  Schedule 2.8 sets  forth a true, correct  and complete
           ------------   ------------
list of all Fixed Assets as of the date hereof, including a description and the cost and accumulated depreciation on an aggregate basis with respect to all Fixed Assets. Except as set forth in Schedule 2.8, as of the date hereof, the
                                      -------------
Fixed Assets are in condition and repair sufficiently operational (apart from ordinary wear and tear) to enable the Buyer to conduct the business in essentially the same manner in which it has heretofore been conducted by the Seller.

     2.9   Leases.  As  of the date  hereof, the  Seller is not  a party to  any
           ------
ground lease which the Seller uses in the operations of the Business.

     2.10  Change in  Financial  Condition and  Assets.  Except as  set forth on
           -------------------------------------------
Schedule  2.10,  since  December 31, 1998,  there has been no change which would
--------------
result in a Material  Adverse

Effect.  Except as set forth on  Schedule  2.10,  the  Selling  Parties  have no
                                 --------------
knowledge of any existing or threatened occurrence, event or development related to the Assets or the business, properties, condition (financial or otherwise) or prospects of the Business which could have a Material Adverse Effect.

     2.11  Accounts Receivable.  Schedule  2.11  sets forth a true,  correct and
           -------------------   --------------
complete list of all Accounts Receivable, including an aging thereof as of the date hereof. All Accounts Receivable arose out of the sales of inventory or services in the ordinary course of business and are collectible in the values set forth on Schedule 2.11 net of the respective reserves, if any, shown on the
             -------------
latest balance sheet included in the Financial Statements (which reserves, to the best knowledge of the Seller, are adequate and calculated consistent with past practice). Except as set forth on Schedule 2.11, there is no contest,
                                          --------------
claim, or right of set-off, other than returns in the ordinary course of business, under any contract or agreement with any account debtor of an Account Receivable relating to the amount or validity of such Account Receivable.

     2.12  Books  and  Records.  The  sales records and  expense accounts of the
           -------------------
Seller with respect to the Business, all of which have been made available to the Buyer, are in all material respects complete and correct and have been maintained in accordance with good business practice.

     2.13  Contracts and Commitments.
           -------------------------

           (a) True, correct and complete copies of all material contracts and agreements, whether written or oral, which relate to the Business have been previously delivered by the Seller to the Buyer.

           (b)  Schedule 2.13(b) attached  hereto sets forth a true, correct and
                ----------------
complete list of the contracts and agreements, whether written or oral, which are to be assigned from the Seller to the Buyer at the Closing (collectively, the "CONTRACTS").

           (c)  Except as  set  forth on  Schedule  2.13(c),  the  continuation,
                                          -----------------
validity and effectiveness of each Contract would not be affected by the transfer thereof to the Buyer under this Agreement and all such Contracts are assignable to the Buyer without a consent and:

               (i) each Contract is a valid and binding agreement of the Seller, enforceable against the Seller in accordance with its terms, and the Selling Parties have no knowledge that any Contract is not a valid and binding agreement of the other parties thereto:

               (ii) to the best knowledge of the Selling Parties, the Seller has fulfilled all material obligations required pursuant to the Contracts to have been performed by it prior to the date hereof;

               (iii) to the best knowledge of the Selling Parties, the Seller is not in material breach of or default under any Contract, and no event has occurred which with the passage of time or giving of notice or both would constitute such a default, result in a loss of rights or result in the creation of any lien, charge or encumbrance on the Assets, thereunder or pursuant thereto (an "INCHOATE DEFAULT"); and

               (iv) to the best knowledge of the Selling Parties, there is no existing material breach or default by any other party to any Contract, and no Inchoate Default.

     2.14  Compliance with Laws. The Seller has all requisite  licenses, permits
           --------------------
and certificates, including health and safety permits, from federal, state, local and foreign authorities necessary in all material respects to conduct the Business and own and operate the Assets (collectively, the "PERMITS"), except where the failure to have such licenses, permits or certificates would result in a Material Adverse Effect. Schedule 2.14 sets forth a true, correct and complete
                           -------------
list of all such Permits, copies of which previously have been delivered by the Seller to the Buyer. To the best knowledge of the Selling Parties, the Seller has not engaged in any activity which would cause or, permit revocation or suspension of any such Permit and no action or proceeding looking to or contemplating the revocation or suspension of any such Permit is pending or threatened. To the best knowledge of the Selling Parties, there are no existing material defaults or Inchoate Defaults by the Seller under any Permit. The Selling Parties have no knowledge of any material default or claimed or purported or alleged material default or Inchoate Defaults on the part of any party in the performance of any obligation to be performed or paid by any party under any Permit. Except as set forth in Schedule 2.14, the consummation of the
                                          -------------
transactions contemplated by this Agreement will in no way affect the continuation, validity or effectiveness of the Permits or require the consent of any third party under any such Permit. The Seller is not in violation of any law, regulation or ordinance (including but not limited to laws, regulations or ordinances relating to building, zoning, land use or similar matters) relating to its properties, the violation of which could have a Material Adverse Effect. The business of the Seller does not violate, in any material respect, and the Seller is not in violation of, any federal, state, local or foreign laws, regulations or orders, the violation or enforcement of which would have a Material Adverse Effect. Except as set forth on Schedule 2.14, the Seller has
                                                   -------------
not received any notice or communication from any federal, state, foreign, or local governmental or regulatory authority or otherwise of any such violation or noncompliance and has not received any notice prior to such time of any violation that has not been cured.

     2.15  Employee Relations.
           ------------------

           (a) The Seller is in compliance with all material federal, state, local and foreign laws respecting employment and employment practices, terms and conditions of employment, and wages and hours, and is not engaged in any unfair labor practice, and there are no arrears in the payment of wages or taxes or workers compensation assessments or penalties.

           (b)  Except as set forth on Schedule 2.15:
                                       -------------

               (i) none of Seller's Employees are represented by any labor union;

               (ii) there is no unfair labor practice complaint against the Seller pending before the National Labor Relations Board or any state, foreign, or local agency affecting the Seller;

               (iii) there is no pending labor strike or other material labor trouble affecting the Seller (including but not limited to any organizational campaign);

               (iv) there is no material labor grievance pending against or affecting the Seller;

               (v) there are no pending organizing activities respecting the Seller's Employees;

               (vi) there are no pending arbitration proceedings arising out of or under any collective bargaining agreement to which the Seller is a party, or to the best knowledge of the Selling Parties, any basis for which a claim may be made under any collective bargaining agreement to which the Seller is a party affecting the Seller's Employees; and

               (vii) there is no pending litigation, or other proceeding or basis for an unasserted claim against the Seller by any employee or group of employees or independent contractor or group of independent contractors which is based on claims arising out of any employee's or group of employees' employment relationship with the Seller or any independent contractor's or group of independent contractors' independent consulting relationship with the Seller (insofar as such relationship pertains to the Business of the Seller), including but not limited to claims for contract, tort, discrimination, employee benefits, commissions, wrongful termination, age discrimination, sexual harassment, sexual discrimination and any and all common law or statutory claims.

           (c)  The   Seller has  not   violated  the  Worker   Adjustment   and
Retraining Notification Act, 29 U.S.C. Sections 2101-09 (the "WARN ACT") or any similar state or local law.

     2.16  Absence of Certain  Changes or Events.  Since  December 31, 1998, the
           -------------------------------------
Selling Parties have operated the Business in the ordinary course and, except as set forth on Schedule 2.16, there has not been:
             -------------

           (a) any change in the business, financial condition or results of operations of the Business that has had or could reasonably be expected to have a Material Adverse Effect;

           (b) any change in any of the Assets or any change in the manner of conducting the Business that has had or could reasonably be expected to have a Material Adverse Effect;

           (c) any damage, destruction or loss (whether or not covered by insurance) that has had or could reasonably be expected to have a Material Adverse Effect;

           (d) any material change in the accounting methods or principles of the Seller that would be required to be disclosed under generally accepted accounting principles;

           (e) any material transaction made by the Seller relating to the Assets or Business (including the acquisition or disposition of Assets) other than in the ordinary course of business consistent with past practice or as otherwise permitted or contemplated by this Agreement;

           (f) any lien, security interest or other Encumbrance created or assumed by the Seller on any of the Assets other than the Assumed Liabilities;

           (g) any recall notices authorized or issued for any products relating to the Business or any safety investigations issued relating to the Business;

           (h) any notice of litigation, warranty claim or products liability claim relating to the Business;

           (i) any entering into, amendment or termination of any material contract, agreement, lease, franchise, security, instrument, permit or license between the Seller and any party that has had or could reasonably be expected to have a Material Adverse Effect; or

           (j) any existing agreement or arrangement made by the Seller to take any action that would cause any representations or warranty in this Section 2.16 to be untrue or incorrect.

     2.17  Customers.  The Seller has  heretofore provided  to the Buyer a true,
           ---------
correct and complete list of the names and addresses of all current customers of the Seller. Except as set forth on Schedule 2.17, none of the 15 customers which
                                   -------------
accounted for the largest dollar volume of purchases from the Seller for the twelve month periods ended December 31, 1997 and December 31, 1998, respectively, has notified the Seller that it intends to discontinue its relationship with the Seller nor, to the best of the Selling Parties' knowledge, does there exist any actual or threatened termination, cancellation or limitation of, or any modification or change in, the business relationship of the Seller with any such customer nor does there exist a present condition or state of facts or circumstances known to the Seller involving such customers which would materially adversely affect the Business or prevent the Buyer from conducting the Business after the consummation of the transactions contemplated by this Agreement in essentially the same manner in which it has heretofore been conducted by the Seller. The Seller has no consignment sales in effect as of the date hereof and no customer has any return rights except as set forth on
Schedule 2.13(a).
----------------

     2.18  Suppliers. Schedule 2.18 sets forth a true, correct and complete list
           ---------  -------------
of the names and addresses of the ten suppliers of the Seller which accounted for the largest dollar volume of purchases by the Seller for the twelve month periods ended December 31, 1997 and December 31, 1998, respectively. The Seller is not a party to any requirements contract relating to the purchase of inventory, finished goods or other property used in the conduct of the Business. None of the Seller's suppliers has notified the Seller that it intends to discontinue its relationship with the Seller, nor raise its prices so as to materially adversely affect the Business nor, to the best of the Selling Parties' knowledge, does there exist any actual or threatened termination, cancellation or limitation of, or any modification or change in, the business relationship of the Seller with any such supplier, nor does there exist a present condition or state of facts or circumstances known to the Selling
Parties involving such suppliers which would materially adversely affect the Business or prevent the Buyer from conducting the Business after the consummation of the transactions contemplated by this Agreement in essentially the same manner in which it has immediately heretofore been conducted by the Seller.

     2.19  Prepayments  and Deposits.  Except as set forth on Schedule 2.19, the
           -------------------------                          -------------
Seller has no prepayments or deposits from customers for products to be shipped, or services to be performed, by the Seller after the date hereof.

     2.20  Trade Names and Other Intangible Property.
           -----------------------------------------

           (a)  Schedule 2.20  attached  hereto sets forth a  true,  correct and
                -------------
complete list and a description of all Intangible Property. True, correct and complete copies of all licenses and other agreements relating to the Intangible Property have been previously delivered by the Seller to the Buyer. The Selling Parties have no knowledge of any default or claimed or purported or alleged default or state of facts which with notice or lapse of time or both would constitute a default on the part of any party in the performance of any obligation to be performed or paid by any party under any such license or agreement. During the past five years the only name by which the Seller has been known or which the Seller has used is its corporate name set forth in the preamble of this Agreement.

           (b)  Except as otherwise  disclosed in Schedule 2.20 attached hereto,
                                                  -------------
the Seller is the sole and exclusive owner, free and clear of all liens, claims and restrictions, of all Intangible Property and all designs, permits, labels and packages used on or in connection therewith. The Intangible Property owned by the Seller is sufficient to conduct the Business, as presently conducted. The Seller has received no notice of, and has no knowledge of any basis for, a claim against it that any of its operations, activities, products or publications infringes on any patent, trademark, trade name, copyright or other property right of a third party, or that it is illegally or otherwise using the trade secrets, formulae or any property rights of others. Except as otherwise disclosed in Schedule 2.20, the Seller (i) has no disputes with or claims
               --------------
against any third party for infringement by such third party of any trade name or other Intangible Property of the Seller, and (ii) is not obligated or under any liability whatsoever to make any payments by way of royalties, fees or otherwise to any owner or licensee of, or other claimant to, any patent, trademark, trade name, copyright or other property right, with respect to the use thereof or in connection with the conduct of the Business or otherwise. Prior to the Closing, the Seller has taken all steps reasonably necessary to protect its right, title and interest in and to the Intangible Property. Except as set forth in Schedule 2.20, the consummation of the transactions contemplated
                -------------
by  this

Agreement will in no way affect the continuation, validity or effectiveness of the Intangible Property or require the consent of any third party in respect of the Intangible Property.

     2.21  Employee Benefit Plans.
           ----------------------

           (a)  ERISA.  Except  as  set forth  on  Schedule  2.21,  neither  the
                -----                              --------------
Seller nor any person, firm, corporation or entity which is (or within the past five years has been) a member with the Seller of a "controlled or affiliated group", within the meaning of Section 414(b), (c), (m), (n) or (o) of the Internal Revenue Code of 1986, as amended (the "CODE"), has maintained, sponsored or contributed to any "pension plan" within the meaning of Section 3(2) of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), any "welfare plan" within the meaning of Section 3(1) of ERISA, or any other employee benefit plan, program, practice or arrangement, whether or not subject to ERISA (a "NON-ERISA PLAN") (such pension plans, welfare plans and non-ERISA plans of the Seller being herein referred to as the "EMPLOYEE PLANS"). Except as set forth on Schedule 2.21, the Seller has provided the Buyer with a
                       --------------
true, correct and complete copy of each pension plan, each welfare plan and each non-ERISA plan listed on such Schedule, together with a copy of the most recent summary plan description and annual report (if applicable) with respect to each such plan. Except as set forth on Schedule 2.21, each pension plan listed on
                                   --------------
such Schedule is a "qualified plan" within the meaning of Section 401 of the Code. Except as set forth on Schedule 2.21, each pension plan, each welfare plan
                             -------------
and each non-ERISA plan listed on such Schedule has been administered in accordance with its terms, and each pension plan and welfare plan has been operated and administered in accordance with all applicable requirements of ERISA and the Code. Without limiting the generality of the foregoing, no trustee, administrator, sponsor, or other party-in-interest or disqualified person, has engaged or participated in any "prohibited transaction", as that term is defined in Section 4975(c)(1) of the Code, with respect to any pension plan or welfare plan listed on Schedule 2.21. Without limiting the generality of
                               -------------
the foregoing, in connection with all welfare or non-ERISA plans which are subject to continuation coverage under Section 4980B of the Code, all notices and elections with respect to such coverage have been made in compliance with the requirements of Section 4980B. With respect to each "defined benefit pension plan", as defined in Section 3(35) of ERISA, identified on Schedule 2.21: (i)
                                                             --------------
the fair  market  value of the assets  thereof  as of the date  hereof is as set forth on such Schedule; (ii) the present value of all accrued benefits thereunder, determined as if such pension plan terminated on the date hereof, is as set forth on Schedule 2.21; (iii) if any such plan is a "multiemployer plan",
                -------------
as defined in Section 3(37) of ERISA, the present value of the contingent liability of the Seller both in the event of the termination of such plan and in the event that the Seller withdraws therefrom is as set forth on Schedule 2.21;
                                                                  -------------
(iv) no such plan has incurred an "accumulated funding deficiency", as such term is defined in Section 302 of ERISA, and (v) no such pension plan has terminated, nor has any "reportable event", within the meaning of Section 4043 of ERISA, occurred with respect to such plan. All contributions for all periods ending prior to the date hereof (including periods from the first day of the current plan year to the date hereof) will be made prior to the date hereof by the Seller in accordance with past practice with respect to pension plans, welfare plans and non-ERISA plans. All insurance premiums (including premiums to the Pension Benefit Guaranty Corporation) have been paid in full, subject only to normal retrospective adjustments in the ordinary course of business, with regard to applicable plans for policy years or other applicable policy periods ending on or before the date hereof.

           (b)  Claims and Litigation.  Except as set forth on Schedule 2.21, to
                ---------------------                          -------------
the best of the Selling Parties' knowledge, there are no threatened or pending claims, suits or other proceedings by present or former employees of Seller, plan participants, beneficiaries or spouses of any of the above, the Internal Revenue Service, the Pension Benefit Guaranty Corporation, or any other pension or entity involving any Employee Plan, including claims against the assets of any trust, involving any Employee Plan, or any rights or benefits thereunder, other than ordinary and usual claims for benefits to participants or beneficiaries, including claims pursuant to domestic relations orders and there is no basis for any legal action, proceeding or investigation with respect to such plans.

     2.22  Leased Premises.
           ---------------

           (a)  Schedule  2.22 contains a true, correct and complete list of the
                --------------
address and legal description of all leased premises (the "BUSINESS PREMISES").

           (b) There is no pending or, to the best knowledge of the Selling Parties, threatened condemnation or eminent domain proceeding with respect to the Business Premises.

           (c)  Except as  set  forth  on Schedule  2.22,  there are no taxes or
                                          --------------
betterment or special assessments other than ordinary real estate taxes pending or payable against the Business Premises and there are no contingencies existing under which any assessment for real estate taxes may be retroactively filed against the Business Premises; the Selling Parties have no knowledge of any proposed special assessment that may affect the Business Premises or any part thereof; there are no penalties due with respect to real estate taxes and/or impositions, and all real estate taxes and/or impositions (excepting those for the current year that are not yet due and payable) with respect to the Business Premises have been paid in full; there are no taxes or levies, permit fees or connection fees which must be paid respecting existing curb cuts, sewer hookups, water-main hookups or services of a like nature.

           (d) The Business Premises comply in all material respects with the requirements of all building, zoning, subdivision, health, safety, environmental, pollution control, waste products, sewage control and all other applicable statutes, laws, codes, ordinances, rules, orders, regulations and decrees (collectively, the "GOVERNMENT REGULATIONS") of any and all government agencies, and any non-compliance will not result in a Material Adverse Effect on the Business Premises. To the extent set forth in Schedule 2.14, the Seller has
                                                   -------------
obtained and provided to the Buyer all consents, permits, licenses and approvals required by such Government Regulations, and to the best knowledge of the Seller, such consents, permits, licenses and approvals are in full force and effect, have been properly and validly issued, and on or prior to the date hereof will be assigned to the Buyer by the Seller to the extent the same are assignable. Except as set forth in Schedule 2.14, there is no uncured breach of
                                    -------------
any condition or requirement imposed by, or pursuant to, any permit or license issued with respect to the Business Premises, which breach would have a Material Adverse Effect on the Business Premises. There is no action pending or, to the best of the Selling Parties' knowledge, threatened by any government agencies claiming that the Business Premises violates such Government Regulations or threatening to shut down the Business or the use of the Assets or to prevent the Assets from being used as presently used.

           (e)  Except as set forth  on  Schedule  2.22, there  are no  actions,
                                         --------------
suits, petitions, notices or proceedings pending, given or, to the best of the Seller's knowledge, threatened by any persons or government agencies before any court, government agencies or instrumentalities, administrative or otherwise, which if given, commenced or concluded would have a Material Adverse Effect on the value, occupancy, use or operation of the Business Premises.

           (f)  Except as set forth  on Schedule 2.22,  the Selling Parties  (i)
                                        -------------
have not received notice and (ii) have no knowledge of the existence of any outstanding notice:

               (A) from any federal, state, county, municipal or foreign authority alleging any health, safety, pollution, environmental, zoning or other violation of law with respect to the Leased Premises or any part thereof that has not been entirely corrected; or

               (B) from any insurance company or bonding company with respect to any defects or inadequacies in the Business Premises or any part thereof that would adversely affect the insurability of same or cause the imposition of extraordinary premiums or charges therefor or any termination or threatened termination of any policy of insurance or bond relating thereto.

     2.23  Bank Accounts; Securities. Set  forth  in Schedule 2.23 is a  list of
           -------------------------                 -------------
all bank accounts, safe deposit boxes, money market funds, certificates of deposit, stocks, bonds, notes and other securities in the names of or owned or controlled by the Seller, all of which are included in the Assets.

     2.24  Disclosure.  No representation  or warranty by the Selling Parties in
           ----------
this Agreement or in any Exhibit hereto, or in any list, statement, document or information set forth in or attached to any Schedule delivered or to be delivered pursuant to this Agreement, contains or will contain any untrue statement of a material fact or omits or will omit any material fact necessary in order to make the statements contained therein not misleading. The Selling Parties have disclosed to the Buyer all material facts pertaining to the transactions contemplated by this Agreement.

     2.25  Brokers.  All  negotiations  relative  to  this  Agreement  and   the
           -------
transactions contemplated hereby have been carried on by the Seller without the intervention of any other person in such manner as to give rise to any valid claim for a finder's fee, brokerage commission or other like payment.

     2.26  Preservation  of  Assets.  The  Seller  has  not  sold,  assigned  or
           ------------------------
transferred any of the Assets, other than in the ordinary course of business, or declared or paid any dividend or other distribution in respect of shares of capital stock or made any purchase, redemption or other acquisition, directly or indirectly, of any outstanding shares of its capital stock, since January 1, 1997.

     2.27  Environmental Compliance.
           ------------------------

           (a) The Seller has obtained all permits, licenses and other authorizations required under Federal, state and local laws, relating to protection of the Environment (as defined below), including laws relating to any Release (as defined below) of or presence of pollutants, contaminants, or hazardous or toxic materials or wastes into or in soil, surface waters, groundwaters, land, stream sediments, surface or subsurface strata, ambient air, and/or any environmental medium (the "ENVIRONMENT") or relating to the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of pollutants, contaminants or hazardous or toxic materials or waste, except where failure to obtain such permits, licenses and other authorizations would not result in a Material Adverse Effect. Schedule
                                                                        --------
2.27  hereto  sets  forth a  complete  and  accurate  list of all such  permits,
----
licenses and other authorizations obtained by the Seller, copies of which have been delivered to the Buyer. The Seller is in full compliance with all terms and conditions of such permits, licenses and other authorizations, except where failure to be in compliance would not result in a Material Adverse Effect. To the best of the Selling Parties' knowledge, except as set forth on Schedule
                                                                        --------
2.27, there are no proposed or pending changes in the Federal,  state, county or
----
local laws, regulations, standards, or in the Seller's permits, licenses or authorizations relating to pollution or protection of the Environment that would increase the present costs of compliance with such laws or change any methods of operation of the Business after the Closing.

           (b)  Except as indicated on Schedule  2.27 neither the Seller nor, to
                                       --------------
the best of the Selling Parties' knowledge, any of the Seller's, employees, agents, contractors or subcontractors have, used, generated, processed, stored, transported, recycled, Released or otherwise handled any Hazardous Materials (as defined below) except as permitted by law, on or about any real property related to the Seller's business, including, but not limited to, real property formerly owned by the Seller (collectively, the "SELLER REAL PROPERTY") and the facilities now or formerly leased or operated by the Seller (collectively, the "SELLER FACILITIES"). Additionally, except as indicated on Schedule 2.27,
                                                                 --------------
neither the Seller Facilities nor the Seller Real Property is being used or has ever previously been used for the generation, use, processing, storage, transportation, recycling, Release or handling of any Hazardous Materials other than in compliance with or as permitted by law. In addition, except as indicated on Schedule 2.27, neither the Seller Facilities nor the Seller Real Property has
   -------------
ever been affected by any Hazardous Materials Contamination or Environmental Condition. The Seller, in the conduct of its business, is and has been in material compliance with all Environmental Laws. Notwithstanding any statement or representation to the contrary in any affidavit or other document, the Seller affirmatively represents that as of the date hereof, the Seller has made all filings required by RCRA and that there have been no failures by the Seller to timely report under CERCLA Section 103 or RCRA Section 304. The Seller has not received any written notice from any governmental authority or any other person respecting or related to any actual, threatened or potential Release or presence of any Hazardous Materials or any non-compliance with any Environmental Laws as to which any such claimed noncompliance presently exists. Notwithstanding the preceding sentence, the Seller has not received any notice from any governmental authority respecting noncompliance with RCRA and has not been notified that it is a potentially responsible party in connection with any site or facility governed thereby or has any liability for offsite disposal of any Hazardous Material. No investigation, administrative proceeding, consent order or agreement, limitation or settlement with respect to Hazardous Materials, Hazardous Materials Contamination or Environmental Condition is, to the best of the Selling Parties' knowledge, proposed, threatened, anticipated or in force with respect to its business, nor has such property ever been on any Federal or state "Superfund" or "Super Lien" list.

     As used herein "HAZARDOUS MATERIALS" include any (i) "HAZARDOUS WASTE" as defined by The Resource Conservation and Recovery Act of 1976 (42 U.S.C. Section 6901 et seq.), as amended from time to time ("RCRA"), and regulations
      --  ---
promulgated thereunder; and "Hazardous Substance" as defined by The Comprehensive Environmental Response, Compensation and Liability Act of 1980 (42 U.S.C. Section 9601 et seq.), as amended from time to time ("CERCLA"), and
                      -- ---
regulations promulgated thereunder; (ii) asbestos; (iii) polychlorinated biphenyls; (iv) any substance, the presence of which on the premises of the Seller's business, is prohibited by applicable law; (v) oil, petroleum or any petroleum products or by-products; (vi) any other substance which, according to applicable law, requires special handling or notification of any Federal, state or local governmental entity in its collection, processing, handling, storage, transport, treatment or disposal or exposure thereto; (vii) any substance, which if not properly disposed of, may pollute, contaminate, harm or have any detrimental effect on the Environment; (viii) underground storage tanks, whether empty, filled or partially filled with any substance; and (ix) any other pollutant, toxic substance, hazardous substance, hazardous waste, hazardous material or hazardous substance as regulated by or defined in or pursuant to any Environmental law or any other Federal, state, or local environmental law, regulation, ordinance, rule, or by-law, whether existing on or prior to the date hereof.

     As used  herein,  "HAZARDOUS  MATERIALS  CONTAMINATION"  shall  mean,  with
respect  to  any  premises,   building  or  facilities   or,  the   Environment,
contamination by a Release or the presence of Hazardous Materials.

     As used herein, "ENVIRONMENTAL CONDITION" shall mean any condition with respect to the Environment on or off the Seller Real Property and Seller Facilities, whether or not yet discovered, which could or does result in any damage, loss, cost, expense, claim, demand, order, or liability to or against the parties hereto by any third party (including, without limitation, any government entity), including, without limitation, any condition resulting from the operation of Seller's business and/or the operation of the business of any other property owner or operator in the vicinity of the Seller Real Property and Seller Facilities and/or any activity or operation formerly conducted by any person or entity on or off the Seller Real Property and Seller Facilities.

     As used herein, "RELEASE" shall mean any spilling, leaking, pumping, pouring, emitting, emptying, discharging, injecting, escaping, leaching, dumping or disposing.

     As used herein, "ENVIRONMENTAL LAWS" shall mean any environmental or health and/or safety-related law, regulation, rule, ordinance, or by-law at the Federal, state, or local level, whether existing as of the date hereof, previously enforced, or subsequently enacted, including but not limited to: (i) Comprehensive Environmental Response, Compensation, and Liability Act of 1980, as amended by the Superfund Amendments and Reauthorization Act of 1986, 42 USCA 601 et seq.; (ii) Solid Waste Disposal Act, as amended by the Resource
    --  ---
Conservation and Recovery Act of 1976, as amended by the Hazardous and Solid Waste Amendments of 1984, 42 USCA 6901 et seq.; (iii) Federal Water Pollution
                                        -- ---
Control Act of 1972 as amended by the Clean Water Act of 1977, as amended, 33 USCA 1251 et seq.; (iv) Toxic Substances Control Act of 1976, as amended, 15
          -- ---
USCA 2601 et seq.;  (v) Emergency  Planning and Community  Right-to-Know  Act of
          -- ---
1986, 42 USCA 11001 et seq.; (vi) Clean Air Act of 1966, as amended by the Clean
                    -- ---
Air Act of 1986, as amended by the Clean Air Act Amendments of l990, 42 USCA 7401 et seq.; (vii) National Environmental Policy Act of 1970, as amended, 42
     -- ---
USCA 4321 et seq.;  (viii) Rivers and Harbors Act of 1970,  as amended,  33 USCA
          -- ---
401 et seq.; (ix) Endangered  Species Act of 1973, as amended,  16 USCA 1531, et
    -- ---                                                                    --
seq; (x) Occupational  Safety and Health Act of 1970, as amended, 29 USCA 651 et
---                                                                           --
seq.; (xi) Safe Drinking Water Act of 1974, as amended, 42 USCA 300 et seq., and
---                                                                 -- ---
any other federal, state, or local law, regulation, rule, ordinance or order currently in existence which governs:

               (i) the existence, cleanup and/or remediation of toxic or hazardous materials;

               (ii) the Release, emission, discharge or presence of Hazardous Materials into or in the Environment;

               (iii)   the control of Hazardous Materials; or

               (iv)    the  use,  generation,   transport,  treatment,  storage,
disposal, removal or recovery of Hazardous Materials.

     2.28  Purchase for Investment.  The Shareholder represents  that he  is  an
           -----------------------
"accredited investor", within the meaning of Regulation D under the Securities Act of 1933, as amended (the "1933 ACT"), and is acquiring the Common Stock and, if applicable, the Note (collectively, the "SECURITIES"), for his own account, for investment purposes only, and not with a view to the resale or distribution of all or any part thereof. The Shareholder has not offered or sold, and will not offer or sell, any portion of the Securities and has no present plan or intention of dividing such Securities with others or reselling or otherwise disposing of any portion of the Securities, either currently or after the passage of a fixed or determinable period of time, or upon the occurrence or nonoccurrence of any predetermined event or circumstance. The Shareholder agrees not to distribute or to transfer any of the Securities in the United States except in compliance with all applicable United States federal and state securities laws. The Shareholder further recognizes that the Securities will not be registered under the 1933 Act or the securities laws of any state, and the transfer of the same will be restricted under such laws, and the Securities cannot be sold except pursuant to an effective registration statement under such laws or an available exemption from such registration, and the certificates representing the Securities will bear a legend to such effect. The Shareholder acknowledges and understands that Unidigital is under no obligation to register the Securities. The Shareholder agrees not to distribute or to transfer any of the Common Stock within two years after the date hereof. The Shareholder is aware of Unidigital's business affairs and financial condition, has had the opportunity to ask questions of Unidigital's management with respect to its business affairs and financial condition and has acquired sufficient information (including, but not limited to, Unidigital's Form 10-KSB for the fiscal year ended August 31, 1998, Unidigital's 1998 annual report, Unidigital's 1998 proxy statement and Unidigital's Form 10-Q for the quarter ended November 30, 1998) about Unidigital to reach an informed and knowledgeable decision to acquire the Securities.

     2.29  Solvency.  The Seller is not now insolvent, and will  not be rendered
           --------
insolvent by any of the transactions contemplated by this Agreement. In addition, immediately after giving effect to the consummation of the transactions contemplated by this Agreement, (i) the Seller will be able to pay its debts as they become due, (ii) the property of the Seller does not and will not constitute unreasonably small assets, and the Seller will not have unreasonably small assets and will not have insufficient assets with which to conduct its present or proposed business, and (iii) taking into account all pending and threatened litigation, final judgments against the Seller in actions for money damages are not reasonably anticipated to be rendered at a time when, or in amounts such that, the Seller will be unable to satisfy any such judgments promptly in accordance with their terms (taking into account the maximum probable amount of such judgments in any such actions and the earliest reasonable time at which such judgments might be rendered) as well as all other obligations of the Seller. The cash available to the Seller, after taking into account all other anticipated uses of the cash of the Seller, will be sufficient to pay all such judgments promptly in accordance with their terms. As used in this Section 2.29, (x) "insolvent" means that the sum of the present fair salable value of the Seller's assets is less than the Seller's debts and other probable liabilities, and (ii) the term "debts" includes any legal liability, whether matured or unmatured, liquidated or unliquidated, absolute, fixed or contingent, disputed or undisputed or secured or unsecured.

     2.30  Knowledge  of  Misrepresentation.  As of the date hereof, neither the
           --------------------------------
Selling Parties nor any authorized representative of the Selling Parties has any actual personal knowledge of (i) any representation made by Unidigital or the Buyer herein which is false or inaccurate, (ii) any breach of warranty made herein by Unidigital or the Buyer or (iii) any state of facts which if made known to Unidigital or the Buyer would cause any representation made by Unidigital or the Buyer to be false or inaccurate or which would presently, or with the passage of time, cause Unidigital or the Buyer to be in breach of any warranty given by Unidigital or the Buyer. In the event that prior to Closing, the Selling Parties or any authorized representative of the Selling Parties has any actual personal knowledge (i) that any representation made by Unidigital or the Buyer herein is false or inaccurate, (ii) of any breach of warranty made herein by Unidigital or the Buyer or (iii) of any state of facts which if made known to Unidigital or the Buyer would cause any representations made by Unidigital or the Buyer to be false or inaccurate or which would presently, or with the passage of time, cause Unidigital or the Buyer to be in breach of any warranty given by Unidigital or the Buyer hereunder, then in such event, the Selling Parties' sole remedy shall be to terminate this Agreement (or proceed to Closing and waive such misrepresentation).

     3.    Representations of the Buyer and Unidigital
           -------------------------------------------

           Representations and warranties made by the Buyer and Unidigital herein or in any instrument or document furnished in connection herewith shall survive the Closing until (and including) the fifth anniversary of the date hereof. The Buyer and Unidigital represent and warrant to the Seller as follows:

     3.1   Organization  and  Authority.  Each of the  Buyer  and Unidigital  is
           ----------------------------
duly organized and validly existing and in good standing under the laws of the State of Delaware, and has requisite power and authority to own its properties and to carry on its business as now being conducted. Each of the Buyer and Unidigital has full power to execute and deliver this Agreement, and the Instrument of Assumption and to consummate the transactions contemplated hereby and thereby.

     3.2   Authorization. The  execution and delivery of  this Agreement  by the
           -------------
Buyer and Unidigital and the agreements provided for herein to which each is a party, and the consummation by the Buyer and Unidigital of all transactions contemplated hereby, have been duly authorized by all requisite corporate action. This Agreement and all such other agreements and written obligations entered into and undertaken in connection with the transactions contemplated hereby constitute the respective valid and legally binding obligations of the Buyer and Unidigital, enforceable against them in accordance with their respective terms except as such enforceability may be limited by bankruptcy, insolvency, reorganization or similar laws affecting creditors rights generally. The execution, delivery and performance of this Agreement and the agreements provided for herein, and the consummation by the Buyer and Unidigital of the transactions contemplated hereby and thereby, will not, with or without the giving of notice or the passage of time or both, (a) violate the provisions of any law, rule or regulation applicable to the Buyer or Unidigital; (b) violate the provisions of the organizational documents of the Buyer or Unidigital; (c) violate any judgment, decree, order or award of any court, governmental body or arbitrator applicable to the Buyer or Unidigital; or (d) conflict with or result in the breach or termination of any term or provision of, or constitute a default under, or cause any acceleration under, or cause the creation of any lien, charge or encumbrance upon the properties or assets of the Buyer or Unidigital pursuant to, any indenture, mortgage, deed of trust or other agreement or instrument to which it or its properties is a party or by which the Buyer or Unidigital is or may be bound. Schedule 3.2 attached hereto sets forth
                                         ------------
a true, correct and complete list of all consents and approvals of third parties that are required of the Buyer and Unidigital in connection with the consummation by the Buyer and Unidigital of the transactions contemplated by this Agreement.

     3.3   Regulatory  Approvals.  All consents, approvals,  authorizations  and
           ---------------------
other requirements prescribed by any law, rule or regulation which must be obtained or satisfied by the

Buyer and Unidigital and which are necessary for its consummation by the Buyer and Unidigital of the transactions contemplated by this Agreement have been obtained and satisfied.

     3.4   Brokers.   All negotiations  relative  to  this  Agreement  and   the
           -------
transactions contemplated hereby have been carried on by the Buyer and Unidigital without the intervention of any other person in such manner as to give rise to any valid claim for a finder's fee, brokerage commission or other like payment.

     3.5   Examination Opportunity.  The Buyer  acknowledges  that the Buyer and
           -----------------------
its authorized representative have had the opportunity to examine the Seller's books and records with respect to the operations of the Business and any other books, records, documents or writings with respect to the operations of the Business in the possession or under the control of the Seller involving the subject of the within transaction deemed desirable by Buyer prior to consummating the within transaction. To the extent the Buyer's inspection relates to the inspection of documents, the Buyer will arrange with the Seller to inspect such documents off the premises of the Facility whenever possible.

     3.6   Knowledge  of  Misrepresentation.  As of the date hereof, neither the
           --------------------------------
Buyer nor any authorized representative of the Buyer has any actual personal knowledge of (i) any representation made by Seller herein which is false or inaccurate, (ii) any breach of warranty made herein by the Seller or (iii) any state of facts which is made know to the Seller would cause any representation made by Seller to be false or inaccurate or which would presently, or with the passage of time, cause the Seller to be in breach of any warranty given by the Seller hereunder. In the event that prior to Closing, the Buyer or any authorized representative of Buyer has any actual personal knowledge (i) that any representation made by Seller herein is false or inaccurate, (ii) of any breach of warranty made herein by the Seller or (iii) of any state of facts which if made known to the Seller would cause any representations made by Seller to be false or inaccurate or which would presently, or with the passage of time, cause the Seller to be in breach of any warranty given by Seller hereunder, then, in such event, the Buyer's sole remedy shall be to terminate this Agreement (or proceed to Closing and waive such misrepresentation).

     3.7   Assignments.  There  are  no  facts  presently  known  to  the  Buyer
           -----------
concerning the Buyer or the Seller that would preclude, prevent, impair or otherwise delay the transfer of the Assets, which are subject to security interests being assumed by the Buyer, which are conditions precedent to the timely completion of the within transaction other than as set forth in Schedule
                                                                        --------
3.7, to the extent that any  required  approvals  are not  obtained by the Buyer
---
prior to Closing, the Buyer waives same.

     4.    Confidentiality; Public Announcements
           -------------------------------------

           4.1  Confidentiality.   None  of  the  information   not   previously
               ---------------
disclosed to the public or not generally known to persons engaged in the business of the Seller or the Buyer which shall have been furnished by the Buyer or the Seller to the other party in connection with the transactions contemplated hereby shall be disclosed by such receiving party to any person other than their respective employees, directors, attorneys, accountants or financial advisors or other than as contemplated herein. In the event that the transactions contemplated by this Agreement shall not be consummated, all such information which shall be in writing shall be returned to the party furnishing the same, including, to the extent reasonably practicable, all copies or reproductions thereof which may have been prepared, and neither party shall at any time thereafter disclose to third parties, or use, directly or indirectly, for its own benefit, any such information, written or oral, about the business of the other party hereto.

     4.2   Public  Announcements.  Any  public  announcement, press  release  or
           ---------------------
similar publicity with respect to this Agreement or the transactions contemplated hereby shall be issued, if at all, at such time and in such manner as the Buyer determines. Unless consented to by the Buyer in advance or required by applicable law, prior to the Closing, the Selling Parties shall keep this Agreement strictly confidential and may not make any disclosure related to this Agreement to any person. The Selling Parties and the Buyer shall consult with each other concerning the means by which the Seller's Employees, customers, suppliers and others having a business relationship with the Selling Parties will be informed of the transactions contemplated hereby, and the Buyer shall have the right to be present for any such communication. The Seller hereby acknowledges that this Agreement may be filed by Unidigital as an exhibit to certain registration statements and/or reports filed by it pursuant to the 1933 Act or the Securities Exchange Act of 1934, as amended.

     5.    Employee Matters
           ----------------

     5.1   Seller's Employees.  The  Seller has  furnished to  the Buyer  a list
          -------------------
containing the names of Seller's Employees, including each such employee's status, social security number and current compensation. The Selling Parties hereby acknowledge that the Buyer and Unidigital have no current plans to offer employment to all of the Seller's Employees affected by the transactions contemplated hereby. The Buyer and/or Unidigital may, however, offer employment to some of the Seller's Employees under such terms and conditions as may be set by the Buyer or Unidigital, as the case may be. The Selling Parties agree and acknowledge that neither the Buyer nor Unidigital shall assume the Collective Bargaining Agreement or any other collective bargaining agreement between the Seller and any of the Seller's Employees, notwithstanding any specific terms to the contrary contained in any such collective bargaining agreement.

     5.2   Future Changes.  Nothing in this Section 5 shall require the Buyer to
           --------------
retain any of Seller's Employees for any period of time after the date hereof. Subject to requirements of applicable law, the Buyer reserves the right at any time after the date hereof to terminate such employment and amend, modify or terminate any term or condition of employment, including without limitation, any employee benefit plan, program, policy, practice or arrangement.

     5.3   Plant  Closing.  None  of   the Selling  Parties  has,   directly  or
           --------------
indirectly, taken or omitted to take any action which may result in the Seller's or the Buyer's liability to any person or entity under the WARN Act. The term "any action" does not include the sale and acquisition contemplated by this Agreement and the liability under the WARN Act, if any, which results from the Seller's termination of employees in connection with such sale and acquisition is the sole responsibility of the Seller.

     5.4   Reporting  of  Data.  The  Buyer  and  the  Seller  shall compile and
           -------------------
furnish to each other such actuarial and employee data as shall be required from time to time for each party to perform and fulfill its obligations under this
Section 5.

     5.5   Pending  Litigation.  With respect to any  litigation  pending, or to
           -------------------
the knowledge of the Selling Parties  threatened,  as set forth in Schedule 2.21
                                                                   -------------
hereto, which claim alleges violation of any nondiscrimination laws, collective bargaining agreements, employment contract and termination thereof or wage and hour laws, the Seller shall fully defend such claim. The Seller shall be responsible for any monetary damages awarded in connection therewith. It is understood by the parties that if the Seller chooses to settle any matter relating to any of the foregoing, including the terms and conditions thereof of any back pay claims, such settlement shall be at the sole discretion of the Seller and the Seller shall be solely responsible for the payment or performance of any such settlement terms.

     6.    Further Agreements of the Parties
           ---------------------------------

     6.1   Expenses. Except  as   otherwise   specifically  provided   in   this
           --------
Agreement, Buyer and Seller shall bear their own respective expenses incurred in connection with this Agreement and in connection with all obligations required to be performed by each of them under this Agreement.

     6.2   Transfer  Taxes.  Any sales taxes,  real  property  transfer or gains
           ---------------
taxes, recording fees or any other taxes payable as a result of the sale of the Assets or any other action contemplated by this Agreement shall be paid by the Seller.

     7.    Conditions to Obligations of the Buyer
           --------------------------------------

           The obligations of the Buyer under this Agreement are subject to the fulfillment, at the Closing, of the following conditions precedent, each of which may be waived in writing in the sole discretion of the Buyer:

     7.1   Continued  Truth  of Representations  and  Warranties of  the Selling
           ---------------------------------------------------------------------
Parties;  Compliance  with  Covenants and Obligations. The  representations  and
-----------------------------------------------------
warranties of the Selling Parties shall be true and correct in all material respects on and as of the date hereof. The Seller shall have performed and complied in all material respects with all covenants required by this Agreement to be performed or complied with by it prior to or at the date hereof.

     7.2   Corporate and Shareholder Proceedings. All corporate, shareholder and
           -------------------------------------
other proceedings required to be taken on the part of the Seller to authorize or carry out this Agreement and to convey, assign, transfer and deliver the Assets shall have been taken.

     7.3   Other   Governmental  Approvals.  All courts  of  law,   governmental
           -------------------------------
agencies, departments, bureaus, commissions and similar bodies, the consent, authorization or approval of which is necessary under any applicable law, rule, order or regulation for the consummation by the Seller of the transactions contemplated by this Agreement and the operation of the Seller's business by the Buyer, shall have consented to, authorized, permitted or approved such transactions including but not limited to, all clearance certificates required pursuant to any applicable retail sales tax legislation required in connection with the completion of the transactions contemplated herein.

     7.4   Consents  of Lenders, Lessors  and  Other Third  Parties. The  Seller
           --------------------------------------------------------
shall have received the consents and approvals of all lenders, lessors and other third parties whose consent or approval is required in order for the Seller to consummate the transactions contemplated by this Agreement.

     7.5   Adverse Proceedings. No action  or proceeding by  or before any court
           -------------------
or other governmental body shall have been instituted by any governmental body or person whatsoever which shall seek to restrain, prohibit or invalidate the transactions contemplated by this Agreement or which might affect the right of the Buyer to own or use the Assets after the Closing.

     7.6   Opinion  of  Counsel.  The Buyer  shall  have received an  opinion of
           --------------------
Contant, Scherby & Atkins, counsel to the Seller, dated as of the Closing Date, substantially in the form attached hereto as Exhibit D (the "OPINION OF SELLER'S
                                             ---------
COUNSEL").

     7.7   Board  of Directors  and  Shareholder  Approval.  The  directors  and
           -----------------------------------------------
shareholders  of  the  Seller  shall  have  duly  authorized  the   transactions
contemplated by this Agreement.

     7.8   Title to  Assets.  At the Closing,  the Buyer shall  receive good and
           -----------------
marketable title to all Assets, free and clear of all liens, mortgages, pledges, security interests, restrictions, prior assignments, encumbrances and claims of any kind or nature whatsoever, other than those involving the Assumed Liabilities.

     7.9   Environmental Reports;  Compliance  with  Laws.  The Buyer  shall not
          -----------------------------------------------
have received unsatisfactory environmental reports from its environmental consultants and at any time prior to the Closing shall not have discovered that any Leased Premises fail to comply in any material respect with all applicable federal, foreign, state or local environmental, zoning, land use, and wetlands laws, rules and regulations.

     7.10  Fire, Casualty or Eminent Domain. If  any non-material portion of the
           --------------------------------
Assets are, prior to the Closing, either damaged by fire or other casualty insured against or taken, in whole or in part, by eminent domain proceedings, then the Buyer shall accept said Assets in their damaged or diminished condition together with an assignment to Buyer of all insurance and/or condemnation proceeds payable with respect to such fire, casualty or loss or terminate this Agreement. If any material portion of the Assets are so damaged or taken, the Buyer shall have the right to terminate this Agreement.

     7.11  Due Diligence Review. The  Buyer shall have completed a due diligence
           --------------------
review of the Business, the results of which review are satisfactory to the Buyer in Buyer's sole discretion.

     7.12  Closing Deliveries.  The Buyer shall have received at or prior to the
           ------------------
Closing each of the following documents:

           (a)  the Bill of Sale;

           (b) such instruments of conveyance, assignment and transfer, and motor vehicle transfers and safety inspection certificates, if any, in form and substance reasonably satisfactory to the Buyer, as shall be appropriate to convey, transfer and assign to, and to vest in, the Buyer, good and marketable title to the Assets other than the Intangible Property, subject to the Assumed Liabilities applicable thereto.

           (c) such instruments of conveyance, assignment and transfer in form and substance reasonably satisfactory to the Buyer and in a form appropriate to file, if required, with the United States Office of Patents and Trademarks, sufficient to convey, transfer and assign to, and to vest in, the Buyer, good and marketable title to the Intangible Property;

           (d) all existing technical data, formulations, product literature and other documentation relating to the Assets;

           (e) such existing contracts, files and other data and documents pertaining to the Assets as the Buyer may reasonably request;

           (f) a certificate of the Seller's President and such other documents evidencing satisfaction of the conditions specified in this Section 7 as the Buyer shall reasonably request;

           (g) a certificate of the Secretary of the Seller attesting to the incumbency of the Seller's officers, respectively, and the authenticity of the resolutions authorizing the transactions contemplated by the Agreement and the organizational documents of the Seller;

           (h)  the Opinion of Seller's Counsel;

           (i) the Amendment of the Certificate of Incorporation of the Seller to discontinue the use of the name "Progress Graphics, Inc." and the Seller's undertaking to file any instruments as may be necessary with any governmental authority to change their corporate names and foreign qualifications; and

           (j) such other documents, instruments or certificates as the Buyer may reasonably request in order to evidence the accuracy of the Selling Parties' representations or compliance by Seller with its covenants hereunder.

     8.    Conditions to Obligations of the Seller
           ---------------------------------------

           The obligations of the Seller under this Agreement are subject to the fulfillment, at the Closing, of the following conditions precedent, each of which may be waived in writing at the sole discretion of the Seller:

     8.1   Continued  Truth  of Representations and Warranties of  the Buyer and
           ---------------------------------------------------------------------
Unidigital;  Compliance with Covenants and Obligations.  The representations and
------------------------------------------------------
warranties of the Buyer and Unidigital in this Agreement shall be true and correct in all material respects as of the date hereof. The Buyer and Unidigital shall have performed and complied with all covenants required by this Agreement to be performed or complied with by each of them prior to the date hereof.

     8.2   Corporate and  Shareholder Proceedings. All  corporate,  shareholder,
           ---------------------------------------
legal and other proceedings required to be taken on the part of the Buyer and Unidigital to authorize or carry out this Agreement shall have been taken.

     8.3   Approvals.   All  other governmental agencies, departments,  bureaus,
          ---------
commissions and similar bodies, the consent, authorization or approval of which is necessary under any applicable law, rule, order or regulation for the consummation by the Buyer and Unidigital of the transactions contemplated by this Agreement shall have consented to, authorized, permitted or approved such transactions.

     8.4   Consents of  Lenders, Lessors  and  Other  Third  Parties.  The Buyer
           ----------------------------------------------------------
and  Unidigital  shall have  received all  requisite  and material  consents and approvals of all lenders, lessors and other third parties whose consent or approval is required in order for the Buyer and Unidigital to consummate the transactions contemplated by this Agreement, including but not limited to those set forth on Schedule 3.2 attached hereto.
             ------------

     8.5   Adverse Proceedings. No action or  proceeding by or before  any court
           -------------------
or other governmental body shall have been instituted by any governmental body or person whatsoever which shall seek to restrain, prohibit or invalidate the transactions contemplated by this Agreement or which might affect the right of the Seller to transfer the Assets or would affect the right of the Buyer to acquire the Assets.

     8.6   Closing  Deliveries.  The Seller and the  Shareholder,  respectively,
           -------------------
shall have received at or prior to the Closing each of the following documents:

           (a) a certificate of the Buyer's Chief Executive Officer and such other documents evidencing satisfaction of the conditions specified in this
Section 8 as the Seller shall reasonably request;

           (b) a certificate of the Secretary or Assistant Secretary of the Buyer attesting to the incumbency of the Buyer's officers, the authenticity of the resolutions authorizing the transactions contemplated by this Agreement and the organizational documents of the Buyer;

           (c) a certificate of Unidigital's Chief Executive Officer and such other documents evidencing satisfaction of the conditions specified in this
Section 8 as the Seller may reasonably request;

           (d) a certificate of the Secretary or Assistant Secretary of Unidigital attesting to the incumbency of Unidigital's officers, and the authenticity of the resolutions authorizing the transactions contemplated by this Agreement and the organizational documents of Unidigital;

           (e) the Assumption Agreement executed by the Buyer and accepted by the Seller;

           (f)  an opinion   of  Buchanan  Ingersoll  Professional  Corporation,
counsel to the Buyer, dated as of the Closing Date, substantially in the form attached hereto as Exhibit E; and
                   ---------

           (g) such other documents, instruments or certificates as the Seller may reasonably request.

     8.7   Business Premises  Lease.  The  Buyer shall  have  entered  into  the
           ------------------------
Business Premises Lease referred to in Section 9.9 hereof.

     9.    Post-Closing Agreements
           -----------------------

     9.1   Proprietary Information.
           -----------------------

           (a) The Selling Parties shall hold in confidence, and use their best efforts to have all officers, shareholders, directors and employees hold in confidence, all knowledge and information of a secret or confidential nature with respect to the Business, and shall not disclose, publish or make use of the same without the consent of the Buyer, except to the extent that such information shall have become public knowledge other than by breach of this Agreement by the Selling Parties or by any other persons who have agreed not to disclose, publish or make use of such information.

           (b) The Selling Parties agree that the remedy at law for any breach of this Section 9.1 would be inadequate and that the Buyer and/or Unidigital shall be entitled to injunctive relief in addition to any other remedy it may have upon breach of any provision of this Section 9.1.

           (c) The foregoing to the contrary notwithstanding, no information, written or oral, shall be construed or considered confidential information and thereby subject to the restrictions of this Section 9.1 if such information was
(i) generally available to the public other than as a result of a disclosure by the Selling Parties or anyone to whom the Selling Parties transmit the information in violation hereof, (ii) in the possession of the Selling Parties or known to the Selling Parties on a non-confidential basis prior to its disclosure to the Selling Parties, (iii) available to the Selling Parties on a non-confidential basis from a source other than the Buyer or Unidigital who is not bound by a confidentiality agreement with the Buyer or Unidigital, as the case may be, or (iv) available in trade publications, reference books or other resources and which may be compiled by any person's decisions of preparing a report or memorandum containing such information.

     9.2   Solicitation  or  Hiring of Former  Employees.  Except as provided by
           ---------------------------------------------
law or with the written consent of the Buyer, for a period of three years after the date hereof, the Selling Parties and any persons or entities that are not natural persons, that directly or indirectly, through one or more intermediaries, control, are controlled by, or are under common control with, the Seller (the "CORPORATE AFFILIATES"), shall not solicit any person who was a Seller's Employee on the date hereof, and has been employed, and not terminated without cause, by the Buyer, to terminate his employment with the Buyer or to become an employee of the Seller or its Corporate Affiliates or hire any person who was such an employee on the date hereof.

     9.3   Non-Competition Agreement.
           -------------------------

           (a) For a period of five (5) years after the date hereof, neither the Selling Parties nor any Corporate Affiliate shall directly or indirectly (i) manufacture, market or sell any product which has the same or substantially the same function and primary application as any existing or proposed product manufactured, marketed or sold by the Seller on or prior to the date hereof or
(ii) engage in, manage, operate, be connected with or acquire any interest in, as an employee, consultant, advisor, agent, owner, partner, co-venturer, principal, director, shareholder, lender or otherwise, any business competitive with the business of the Seller, Unidigital or the Buyer as conducted on the date hereof (a "COMPETITIVE BUSINESS"), in the United States or any other country in which the Seller, Unidigital or the Buyer conducted business during the two years prior to the date hereof, except that the Selling Parties and any Corporate Affiliates may own, in the aggregate, not more than 1% of the outstanding shares of any publicly held corporation which is a Competitive Business which has shares listed for trading on a securities exchange registered with the Securities and Exchange Commission or through the automatic quotation system of a registered securities association.

           (b) The parties hereto agree that the duration and geographic scope of the non-competition provision set forth in this Section 9.3 are reasonable. In the event that any court determines that the duration or the geographic scope, or both, are unreasonable and that such provision is to that extent unenforceable, the parties hereto agree that the provision shall remain in full force and effect for the greatest time period and in the greatest area that would not render it unenforceable. The parties intend that this non-competition provision shall be deemed to be a series of separate covenants, one for each and every county of each and every state of the United States of America and each and every political subdivision of each and every country outside the United States of America where this provision is intended to be effective. The Selling Parties agree that damages are an inadequate remedy for any breach of this provision and that the Buyer shall, whether or not it is pursuing any potential remedies at law, be entitled to equitable relief in the form of preliminary and permanent injunctions without bond or other security upon any actual or threatened breach of this non-competition provision. If the Selling Parties or any Corporate Affiliate shall violate this Section 9.3, the duration of this
Section 9.3 automatically  shall be
extended as against such violating party for a period equal to the period during which such party shall have been in violation of this Section 9.3. The covenants contained in this Section 9.3 are deemed to be material and the Buyer is entering into this Agreement relying on such covenants.

     9.4   Sharing of Data.  The Selling  Parties  and  their  duly   authorized
           ---------------
representatives shall have the right for a period of seven years following the date hereof to have reasonable access to and, the right to copy any of, such books, records and accounts, including financial and tax information, correspondence, production records, employment records and other similar information as are transferred to the Buyer pursuant to the terms of this Agreement for the limited purposes of concluding its involvement in the business of the Seller prior to the date hereof and for complying with its obligations under applicable securities, tax, environmental, employment or other laws and regulations. The Buyer and/or Unidigital shall have the right for a period of seven years following the date hereof to have reasonable access to those books, records and accounts, including financial and tax information, correspondence, production records, employment records and other records which are retained by the Seller pursuant to the terms of this Agreement to the extent that any of the foregoing relates to the Business transferred to the Buyer hereunder or is otherwise needed by the Buyer and/or Unidigital in order to comply with its obligations under applicable securities, tax, environmental, employment or other laws and regulations.

     9.5   Cooperation in Litigation. Each  party  hereto  will fully  cooperate
           -------------------------
with the other in the defense or prosecution of any litigation or proceeding already instituted or which may be instituted hereafter against or by such party relating to or arising out of the conduct of the Business prior to or after the date hereof (other than litigation arising out of the transactions contemplated by this Agreement and except as otherwise expressly provided herein). The party requesting such cooperation shall pay the out-of-pocket expenses (including legal fees and disbursements) of the party providing such cooperation and reasonable compensation for the time spent of its officers, directors, employees and agents reasonably incurred in connection with providing such cooperation while assisting in the defense or prosecution of any such litigation or proceeding (other than litigation arising out of the transactions contemplated by this Agreement and except as expressly provided herein).

     9.6   Customer  and  Other  Business  Relationships.  During the period for
           ---------------------------------------------
which consulting services are provided to the Buyer by the Shareholder hereunder, the Shareholder will cooperate with the Buyer in its efforts to continue and maintain, with lessors, licensors, customers, suppliers and other business associates of the Seller, the same business relationships with the Buyer after the Closing as maintained with the Seller before the Closing, with respect to the business to be carried on by the Buyer utilizing the Assets. The Selling Parties will refer to the Buyer all inquiries relating to the Business from customers and all such other persons. The Selling Parties will not take any action designed or intended to have the effect of discouraging any customer or such other person from continuing or maintaining the same such business with the Buyer after the Closing. The Selling Parties shall use their best efforts to satisfy any liability or obligation not assumed by the Buyer hereunder in a manner which is not detrimental to the Buyer's relationships with suppliers and vendors.

     9.7   Subrogation.  If  the  Buyer  or  Unidigital  becomes liable  for  or
           -----------
suffers any damage with respect to any matter that was covered by insurance maintained by the Selling Parties at or before the Closing, the Buyer and Unidigital, as the case may be, shall be and hereby are subrogated to any rights of the Selling Parties under such insurance coverage. The Selling Parties shall promptly remit to the Buyer or Unidigital, as the case may be, any insurance proceeds any of them may receive on account of any such liability or damage.

     9.8   Continuation  Period.  The parties  hereto understand  and agree that
           --------------------
the Business shall continue to be operated by the Buyer in the Seller's present facilities located at the Business Premises from the Closing Date through April 30, 1999 (the "TERMINATION DATE"). After the Termination Date, the Buyer shall have no further obligation to operate the Business at the Business Premises and shall not operate the Business at the Business Premises without the Seller's written consent, but the Buyer shall have the right to store the Assets at the Business Premises until the last day of the term of the Business Premises Lease.

     9.9   Business Premises Lease.  After the Closing,  the Buyer shall use and
           -----------------------
occupy the Business Premises pursuant to a lease therefor, substantially in the form attached hereto as Exhibit F (the "BUSINESS PREMISES LEASE"). The execution
                        ---------
and delivery of the Business Premises Lease shall be effected at the Closing.

     9.10  Consulting Duties.
           -----------------

           (a) For a period of two (2) years after the Closing, to the extent his health and other activities permit, at the request of the Buyer, the Shareholder shall provide consulting duties as mutually agreed to by the Buyer and the Shareholder. The Shareholder agrees to make himself available to the extent required to perform such consulting duties. The means by which the Shareholder performs such consulting duties shall be determined by Consultant, in his sole discretion.

           (b) The Shareholder shall perform the duties hereunder as an independent contractor. The Shareholder shall receive no benefits otherwise enjoyed by employees of the Buyer. It is expressly understood and agreed that the Consultant shall have no authority to act, represent or bind Buyer or any affiliate thereof in any manner, except as may be agreed expressly by Buyer in writing from time to time. As an independent contractor, the Consultant recognizes and agrees that no federal, state or FICA withholdings will be made by Buyer on the Shareholder's behalf and that the Shareholder shall be solely responsible for payment of all taxes of any type attendant to the Shareholder's payments pursuant to Section 9.10(c).

           (c) For the performance of all the Shareholder's services to be rendered pursuant to the terms of this Agreement, Buyer will reimburse reasonable business expenses incurred by the Shareholder in the performance of his duties hereunder in accordance with Buyer's policies then in effect. In addition to the foregoing, Buyer shall pay the Shareholder's expenses with respect to his automobile and driver; provided, however, that such expenses
                                         --------   -------
shall not exceed $530 per month.

     10.   Indemnification.
           ---------------

     10.1  Indemnification by the Selling Parties.
           --------------------------------------

           (a) Each of the Selling Parties (sometimes hereinafter referred to as "INDEMNITOR") shall be liable for and does hereby agree to indemnify the Buyer, Unidigital and their respective officers and directors (each sometimes hereinafter referred to as "INDEMNITEE") against, and hold each Indemnitee harmless from, and reimburse each Indemnitee for, any and all Damages (as hereafter defined) in the manner and to the extent set forth in this Section 10 ("INDEMNIFICATION OBLIGATION").

           (b) As used in this Section 10, the term "DAMAGES" shall mean and include all losses and costs, expenses, liabilities and damages sustained by the Indemnitee with respect to each and every Indemnifiable Claim which arises out of or results from a breach of any representation or warranty, covenant or other agreement of the Selling Parties set forth in this Agreement, including, without limitation, any Damages arising out of the Collective Bargaining Agreement, or in any documents executed by the Selling Parties in connection with the transactions described herein.

           (c)  The  following  terms  shall  be   used   with  respect  to  the
Indemnification Obligation:

               (i) "SURVIVING OBLIGATIONS" shall mean any Indemnification Obligation owed to an Indemnitee for Damages suffered by such Indemnitee as a result of any breach of any representation, warranty or covenant by the Selling Parties contained in this Agreement or in any certificate or other documents delivered in connection therewith, which survive the Closing.

               (ii) "INDEMNIFIED EXPENSES" shall mean all costs and expenses (including reasonable attorney's fees) incurred by the Indemnitee with respect to enforcing any Surviving Obligations, or in defending an Indemnitee from the claim of a creditor of such Indemnitee (other than with respect to an Assumed Liability) which claim, if not defended, would result in a lien on any of the Assets, if not defended by the Selling Parties as hereinafter provided.

               (iii) "INDEMNIFIABLE CLAIM" shall mean a claim for Damages duly assertable by the Indemnitee hereunder.

               (iv) "UNDISCLOSED LIABILITIES" shall mean those liabilities of the Selling Parties not disclosed to the Buyer or Unidigital in this Agreement or in any certificate or document delivered by Selling Parties in connection herewith.

           (d)  Indemnification   Procedure.  The  procedure  with  respect   to
                ---------------------------
Indemnitor's Indemnification Obligation is as follows:

               (i) Indemnitee shall give Indemnitor written notice of any claim for Damages promptly upon receipt of notice of any third party claim or discovery of facts which give rise to a direct claims by it for Damages hereunder.

               (ii) Indemnitee shall have the right to control the defense of (and settle in its discretion) any third party claim, action or proceeding giving rise to an Indemnifiable Claim, except that the Indemnitor shall have the right to assume the defense, with independent counsel reasonably satisfactory to the Indemnitee, at its own expense, of any such matter or its settlement. If Indemnitor settles any third party claim, it agrees to perform such settlement in accordance with the terms thereof. Notwithstanding the foregoing, no such settlement shall impose any obligation upon, or result in the entry of judgment against, the Indemnitee. Reasonable attorney's fees and related costs incurred by an Indemnitee in defense of an Indemnifiable Claim shall be an Indemnified Expense.

               With respect to any such claim by a third party that is now or shall hereafter be instituted against the Seller and an Indemnitee for which the Seller is insured ("INSURED CLAIM"), the defense of such Insured Claim shall be undertaken by the Seller's insurance company and any claim, loss or judgment shall be satisfied by such insurance company to the extent of the applicable coverage.

               (iii) The Indemnitor and Indemnitee agree to render to each other such assistance as they may reasonably require of each other in order to ensure the proper and adequate defense of any such claim, action or proceeding instituted by a third party. If Indemnitor should fail to diligently process any third party claims for which it assumed the defense (other than an Insured Claim, which shall be the duty of the Seller's insurance company), Indemnitee may do so with counsel of its choice and the reasonable attorney's fees and related costs thereof shall be an Indemnified Expense.

               (iv) If Indemnitor admits in writing or does not dispute in writing any Indemnifiable Claim made by the Indemnitee within thirty (30) days of written notice thereof ("CLAIM NOTICE"), Indemnitor shall pay the amount claimed due or may undertake the defense of any third party claim which is the basis of such Indemnifiable Claim within thirty (30) days of the Claim Notice.

               (v) If Indemnitor disputes its liability for such Indemnifiable Claim ("CLAIM DISPUTE"), it shall do so in writing ("CLAIM DISPUTE NOTICE") and if the parties have not resolved the dispute or agreed upon a procedure to effect same within thirty (30) days from the date of the Claim Dispute Notice, same shall be resolved by arbitration as hereinafter provided for. During the period of any such Claim Dispute, the Indemnitee or Indemnitor, as the case may be, shall defend any such third party claim, and if it is determined in such arbitration proceeding that the Indemnitor is not liable therefor, the Indemnitee shall pay to the Indemnitor the amount of Indemnitor's reasonable cost and expenses and reasonable attorney's fees paid or incurred in such defense, if any.

           (e)  Limitation   Upon  Indemnification  Obligation   of  Indemnitor.
                ----------------------------------------------------------------
Indemnitor's obligations pursuant to this Section 10 shall not apply in the following instances:

               (i) with respect to Indemnified Expenses, if there is a Claim Dispute and the Indemnitor is successful therein and is held to have no Indemnification Obligation; or

               (ii) with respect to Undisclosed Liabilities, if same are liabilities for which the Selling Parties are covered by insurance or other contractual indemnification (collectively, "INSURED LIABILITIES") to the extent that such insurance or other contractual indemnification is actually paid in satisfaction of such Undisclosed Liabilities; or

               (iii) with respect to a breach of any representation or warranty of the Selling Parties to the extent that the Buyer had actual knowledge, as of the date of the Closing, that there was a breach of such representation or warranty.

     10.2  Recovery   of  Damages.  Upon  agreement  of  the  parties   ("DAMAGE
           ----------------------
AGREEMENT") or upon issuance of any arbitration award with respect thereto ("DAMAGES AWARD") as to the amount of Damages for which Indemnitor is liable hereunder (collectively, "DAMAGE DETERMINATION"), the Indemnitor shall pay the amount thereof to the Indemnitee hereunder within ten (10) days of the date of the Damage Determination. If not so paid, the Buyer shall have the right of set off against monies net due to the Indemnitor until the amount due is paid, with Indemnitor paying Indemnitee interest thereon at the same interest rate as Seller is entitled under the Note.

     10.3  Indemnification  of  Buyer.  From and  after the  Closing  Date,  the
           --------------------------
Buyer (sometimes hereinafter referred to as "INDEMNITOR") agrees to, indemnify, defend and hold harmless the Selling Parties (sometimes hereinafter referred to as "INDEMNITEE") from and against any and all losses and costs, expenses, liabilities and damages actually suffered by the Selling Parties, which arise out of or result from a breach of any representation or warranty, covenant or other agreement of Buyer which survives the Closing ("BUYER'S SURVIVING OBLIGATIONS"), together with Indemnified Expenses incurred by the Selling Parties with respect to Surviving Obligations.

           The procedure for the assertion and satisfaction of said claim by the Selling Parties shall be same as set forth above in this Section 10, except that the Selling Parties shall be the Indemnitee and the Buyer shall be the Indemnitor, respectively.

     10.4  Other Rights and Remedies Not Affected.  The  indemnification  rights
           --------------------------------------
of the parties hereto under this Agreement shall be subject to, and deemed effective as of, the Closing of the transactions contemplated hereunder and are independent of, and in addition to such rights and remedies as the parties may have at law or in equity for any fraud or intentional misrepresentations and is exclusive of the Buyer's right to seek specific performance, rescission or restitution, none of which rights or remedies shall be affected or diminished hereby.

     10.5  Survival  of  Representations  and  Warranties.  All representations,
           ----------------------------------------------
warranties and agreement made by the parties in this Agreement or in any agreement, document, statement, list, certificate or instrument furnished hereunder or in connection with the negotiation, execution and performance of this Agreement shall survive the Closing for a period of five (5) years thereafter.

     10.6  Limitation  of  Indemnification.  Notwithstanding  the provisions  of
           -------------------------------
Sections 10.1 and 10.3 above, the respective indemnification rights of the parties hereto set forth in said Sections shall be subject to the following limitations:

           (a) Any claim for indemnification hereunder shall be net of any actual tax benefit or insurance proceeds received by the Indemnified Party in respect of such claim.

           (b) No party shall assert a claim for indemnification hereunder unless the amount of such claim, together with all other claims for indemnification which may be asserted by such party hereunder, exceeds $25,000 in the aggregate; provided, however, the foregoing shall not restrict the
                    --------   -------
ability of any Indemnified Party to recover the full amount of any claim or claims which exceed $25,000 in the aggregate.

           (c) The maximum liability of the Selling Parties for indemnification hereunder shall not exceed the greater of (i) the sum of the purchase price hereunder or (ii) $100,000.

     10.7  Accounts  Receivable.  In addition to the provisions of Section 10.1,
           --------------------
the Seller shall also indemnify the Buyer for the face value of all Accounts Receivable which existed as of the Closing, but are not collected within one hundred twenty (120) days after Closing, upon the Buyer's request therefor, provided that the Buyer has used commercially reasonable efforts to collect such receivables. If the Buyer shall thereafter collect any Account Receivable for which it has received an indemnification payment from the Seller pursuant to the immediately preceding sentence, the Buyer shall promptly remit the amount so collected to the Seller.

     10.8  Cooperation.  The parties hereto agree to render to each  other such
           -----------
assistance as they may reasonably require of each other and to cooperate in good faith with each other in order to ensure the proper and adequate defense of any claim, action, suit or proceeding brought by any third party. Where counsel has been selected by the Selling Parties or by the Buyer, the Selling Parties or the Buyer, as the case may be, shall be entitled to rely upon the advice of such counsel in the conduct of the defense.

     10.9  Confidentiality.  The parties agree to  cooperate in such a manner as
           ---------------
to preserve in full the confidentiality of all confidential business records and the attorney-client and work-product privileges. In connection therewith, each party agrees that (a) it will use its best efforts, in any action, suit or proceeding in which it has assumed or participated in the defense, to avoid production of confidential business records and (b) all communications between any party hereto and counsel responsible for or participating in the defense of any action, suit or proceeding shall, to the extent possible, be made so as to preserve any applicable attorney-client or work-product privilege.

     10.10 Right of  Offset.  Subject  to  the  provisions of Section  10.7, the
           ----------------
Buyer may offset any and all Damages owned by the Selling Parties to the Buyer pursuant to this Section 10 against the Note and any other payments owed the Seller under Section 1.4. Neither the exercise of nor the failure to exercise such right shall constitute an election or remedies or limit the Buyer in any manner in the enforcement of any other legal or equitable remedies that may be available to the Buyer.

     10.11 Limited   Right   of  Rescission.  Other   than   for   a     willful
           --------------------------------
misrepresentation by the Seller or the Shareholder, the Buyer waives any right to rescission for a breach of a representation or warranty by the Seller or the Shareholder.

     11.   Notices. Any  notices or other  communications required  or permitted
           -------
hereunder shall be sufficiently given if in writing (including telecommunications) and delivered personally or sent by fax or other wire transmission (with request for assurance in a manner typical with respect to communications of that type), federal express or other overnight air courier (postage prepaid), registered or certified mail (postage prepaid with return receipt requested), addressed as follows or to such other address of which the parties may have given notice:

           To the Seller:               Progress Graphics, Inc.
                                        418 Summit Avenue
                                        Jersey City, New Jersey 07356
                                        Attn:  Mr. Mario DeVita
                                        Tel. No.:  (201) 653-0717
                                        Fax No.:   (201) 653-1361

           With a copy to:              Contant, Scherby & Atkins
                                        33 Hudson Street
                                        Hackensack, New Jersey  07601
                                        Attn:  Richard Jon Contant, Esq.
                                        Tel. No.:  (201) 342-1070
                                        Fax No.:  (201) 342-5213

           To the Buyer or Unidigital:  Unidigital Inc.
                                        229 West 28th Street
                                        New York, New York  10001
                                        Attn:  Mr. William  Dye, Chief Executive
                                               Officer
                                        Tel. No.:  (212) 244-7820
                                        Fax No.:  (212) 244-7815

           With a copy to:              Buchanan Ingersoll Professional
                                          Corporation
                                        500 College Road East
                                        Princeton, New Jersey  08540
                                        Attn:  David J. Sorin, Esq.
                                        Tel. No.:  (609) 987-6800
                                        Fax No.:  (609) 520-0360

Unless otherwise specified herein, such notices or other communications shall be deemed received (a) on the date delivered, if delivered personally or by wire transmission with evidence of successful transmittal provided; (b) on the next business day after mailing or deposit with an overnight air courier; or (c) five business days after being sent, if sent by registered or certified mail.

     12.   Successors  and  Assigns.  This Agreement  shall be binding  upon and
           ------------------------
inure to the benefit of the parties hereto and their respective successors and assigns. Neither the Seller nor the Buyer may assign all or a portion of its rights and obligations hereunder without the prior written consent of the other party, except that the Buyer may assign all or a portion of its rights and obligations hereunder to an Affiliate of the Buyer, provided that the Buyer shall remain liable for the performance of the Buyer's obligations under this Agreement. Any assignment in contravention of this provision shall be void.

     13.   Entire Agreement; Amendments; Attachments.
           -----------------------------------------

           (a) This Agreement, all Schedules and Exhibits hereto, and all agreements and instruments to be delivered by the parties pursuant hereto represent the entire understanding and agreement between the parties hereto with respect to the subject matter hereof and supersede all prior oral and written and all contemporaneous oral negotiations, commitments and understandings between such parties except as expressly provided herein. The Buyer and the Seller, by the consent of their respective Boards of Directors, or officers authorized by such Boards, may amend or modify this Agreement, in such manner as may be agreed upon, by a written instrument executed by the Buyer and the Seller.

           (b) If the provisions of any Schedule or Exhibit to this Agreement are inconsistent with the provisions of this Agreement, the provisions of the Agreement shall prevail. The Exhibits and Schedules attached hereto or to be attached hereafter are hereby incorporated as integral parts of this Agreement.

     14.   Expenses.  Except as otherwise  expressly  provided herein, the Buyer
           --------
and the Seller shall each pay their own expenses in connection with this Agreement and the transactions contemplated hereby.

     15.   Governing Law.  This  Agreement shall be governed by and construed in
           -------------
accordance with the laws of the State of New Jersey, without reference to conflicts of laws rules or principles.

     16.   Section Headings.  The  section headings  are for the  convenience of
           ----------------
the parties and in no way alter, modify, amend, limit, or restrict the contractual obligations of the parties.

     17.   Severability.  The invalidity or unenforceability of any provision of
           ------------
this Agreement shall not affect the validity or enforceability of any other provision of this Agreement.

     18.   Counterparts.  This  Agreement  may  be  executed  in  one  or   more
           ------------
counterparts, each of which shall be deemed to be an original, but all of which shall be one and the same document.

     19.   Currency.  Unless otherwise indicated, all dollar amounts referred to
           --------
in this Agreement are in United States funds.

     20.   Waiver.  The rights and  remedies of the  parties  to this  Agreement
           ------
are cumulative and not alternative. Neither the failure nor any delay by any party in exercising any right, power, or privilege under this Agreement or the documents referred to in this Agreement will operate as a waiver of such right, power, or privilege, and no single or partial exercise of any such right, power, or privilege will preclude any other or further exercise of such right, power, or privilege or the exercise of any other right, power, or privilege. To the maximum extent permitted by applicable law, (a) no claim or right arising out of this Agreement or the documents referred to in this Agreement can be discharged by one party, in whole or in part, by a waiver or renunciation of the claim or right unless in writing signed by the other party, (b) no waiver that may be given by a party will be applicable except in the specific instance for which it is given, and (c) no notice to or demand on one party will be deemed to be a waiver of any obligation of such party or of the right of the party giving such notice or demand to take further action without notice or demand as provided in this Agreement or the documents referred to in this Agreement.

     21.   Ambiguity in Drafting.   Each  party shall have been deemed  to  have
           ---------------------
participated equally in the drafting of this Agreement and the agreements contemplated hereby and any ambiguity in any such contracts shall not be construed against any purported author thereof.

     22.   Dispute Resolution.
           ------------------

           (a) Any and all disputes or controversies arising hereunder, except as otherwise provided for in Section 1.4, shall be submitted to arbitration and shall be settled by arbitration by a panel of three (3) arbitrators ("ARBITRATORS"), in accordance with the rules then pertaining of the American Arbitration Association, and judgment upon the decision rendered may be endorsed in any court of competent jurisdiction. The cost of such arbitration proceedings shall be borne equally by the parties, each of which shall bear its own attorney's fees, except as hereinafter provided.

           (b) If it is determined by the Arbitrators that one party was in default hereof

(the "DEFAULTING PARTY"), which default either: (i) resulted in the Defaulting Party unjustifiably terminating this Agreement or any agreement entered into at the Closing contemplated hereby; (ii) justified the termination thereof by the other party; or (iii) warranted the institution or defense of such arbitration claim by the non-defaulting party, the Defaulting Party shall bear the costs of the arbitration proceeding and pay to the other party the reasonable attorney's fees and costs incurred in such proceeding, which amounts shall be separately determined by the Arbitrators in such proceeding and become part of the amount of the Arbitration award, payable by the Defaulting Party to the other party.

           (c) If the Defaulting Party does not pay to the other party the arbitration award within ten (10) days of written demand therefor, and the other party shall institute suit in a court of competent jurisdiction to enforce said decision, the Defaulting Party shall pay the other party the reasonable attorney's fees and court costs incurred in such action.

           (d) Refusal of one (1) party to arbitrate shall entitle any other party hereto to specifically enforce this Agreement in a court of competent jurisdiction, and as a result of said refusal to arbitrate, shall be entitled to receive its cost and reasonable attorney's fees incurred in such enforcement action.

           (e) Nothing herein is intended to preclude any party hereto from seeking injunctive and/or equitable relief from a court of competent jurisdiction in any event of default for which there is no adequate remedy at law.


                            [SIGNATURE PAGE FOLLOWS]

     IN WITNESS WHEREOF, this Agreement has been duly executed by the parties hereto as of and on the date first above written.

(Corporate Seal)                            SELLER:

ATTEST:                                     PROGRESS GRAPHICS, INC.



/s/ Joseph Matos                            By: /s/ Mario DeVita
---------------------------------              ---------------------------------
Joseph Matos, Assistant Secretary              Name:   Mario DeVita
                                               Title:  President


                                            SHAREHOLDER:


                                            /s/ Mario DeVita
                                            ------------------------------------
                                            Mario DeVita


(Corporate Seal)                            BUYER:

ATTEST:                                     UNISON (NY), INC.



/s/ Peter Saad                              By: /s/ William E. Dye
--------------------------------               ---------------------------------
Peter Saad, Secretary                          Name:   William E. Dye
                                               Title:  Chairman of the Board


(Corporate Seal)

ATTEST:                                     UNIDIGITAL INC.



/s/ Peter Saad                              By: /s/ William E. Dye
-------------------------------                ---------------------------------
Peter Saad, Assistant Secretary                Name:   William E. Dye
                                               Title:  Chief Executive Officer